UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Plug Power Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT VOTING INFORMATION

STOCKHOLDERS MAY REQUEST ELECTRONIC DELIVERY OF PROXY DOCUMENTS.

Stockholders may elect to receive future distributions of proxy statements and annual reports by e-mail. To take advantage of this service, please see Delivery of Proxy Materials and Annual Report of this proxy statement for further information.

INFORMATION REGARDING ADMISSION TO THE 2011 ANNUAL MEETING

In accordance with our security procedures, all stockholders attending the 2011 Annual Meeting of Stockholders must present valid picture identification upon entry.

PLUG POWER INC.

968 Albany Shaker Road

Latham, NY 12110

 April 11, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Plug Power Inc., a Delaware corporation (the “Company”), to be held on Thursday, May 12, 2011, at 10:00 a.m., Eastern Time, at the offices of Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110.

The Annual Meeting has been called for the purpose of (i) electing one Class III Director for a three-year term; (ii) approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock; (iii) approving the Company’s 2011 Stock Option and Incentive Plan; (iv) approving an advisory resolution regarding the compensation of the Company’s named executive officers; (v) voting on an advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration; and (vi) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 31, 2011, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote:

1.    “FOR” the election of the one nominee as a Class III Director of the Company as described in the accompanying proxy statement;

2.    “FOR” the approval of the Company’s Second Certificate of Amendment of Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock as described in the accompanying proxy statement;

3.    “FOR” the approval of the Company’s 2011 Stock Option and Incentive Plan as described in the accompanying proxy statement;

4.    “FOR” the approval of the advisory resolution regarding the compensation of the Company’s named executive officers as described in the accompanying proxy statement; and

5.    “FOR” the approval of the advisory proposal that an advisory vote on the compensation of the Company’s Named Executive Officers be included in the Company’s proxy statement every three (3) years as described in the accompanying proxy statement.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Andrew Marsh
President and Chief Executive Officer

PLUG POWER INC.

968 Albany Shaker Road

Latham, NY 12110

(518) 782-7700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 12, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Stockholders of Plug Power Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 12, 2011, at 10:00 a.m., Eastern Time, at the offices of Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110 (the “Annual Meeting”) for the purpose of considering and voting upon:

1.    The election of one Class III Director nominated by the Board of Directors to hold office until the Company’s 2014 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal; and

2.    To consider and approve the Company’s Second Certificate of Amendment of Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock; and

3.    To consider and approve the Company’s 2011 Stock Option and Incentive Plan; and

4.    To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers; and

5.    To consider and vote upon an advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration; and

6.    Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Proposal number one relates solely to the election of one Class III Director nominated by the Board of Directors and does not include any other matters relating to the election of directors, including, without limitation, the election of directors nominated by any stockholder of the Company.

The Board of Directors has fixed the close of business on March 31, 2011 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of the Company’s common stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later postponement or adjournment, the Annual Meeting may be postponed or adjourned.

By Order of the Board of Directors

Gerard L. Conway, Jr.
Corporate Secretary

Latham, NY

April 11, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

PROXY STATEMENT

TABLE OF CONTENTS

PROPOSAL 1: ELECTION OF DIRECTORS...........................................................................................................	9
Introduction............................................................................................................................................................	9
Vote Required for Approval ................................................................................................................................	9
Recommendation....................................................................................................................................................	9

INFORMATION ABOUT OUR DIRECTORS............................................................................................................	9

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS..................................................................	11
Audit Committee.....................................................................................................................................................	11
Audit Committee Report.........................................................................................................................................	12
Compensation Committee......................................................................................................................................	13
Corporate Governance and Nominating Committee..........................................................................................	13
Director Compensation..........................................................................................................................................	14
Policy Governing Director Attendance at Annual Meetings..........................................................................	16
Policies Governing Director Nominations...........................................................................................................	16
Contacting the Board of Directors.......................................................................................................................	17

INFORMATION ABOUT OUR EXECUTIVE OFFICERS...........................................................................................	18

EXECUTIVE COMPENSATION......................................................................................................................................	19
Compensation Discussion and Analysis.............................................................................................................	19
Summary Compensation..........................................................................................................................................	25
Discussion of Summary Compensation and Grants of Plan-Based Award Tables .......................................	26
Employment Agreements........................................................................................................................................	27
Annual Incentive Bonuses.....................................................................................................................................	28
2010 Stock Option Grants ......................................................................................................................................	28
1999 Stock Option and Incentive Plan ................................................................................................................	28
Potential Payments Upon Termination or Change-in-Control ........................................................................	30
Compensation Committee Report.........................................................................................................................	33
Compensation Committee Interlocks and Insider Participation......................................................................	34

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE COMPANY’S CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK................................................................................	35
Introduction...............................................................................................................................................................	35
Purpose and Background of the Reverse Split....................................................................................................	35
Material Effects of Proposed Reverse Stock Split..............................................................................................	36
Procedure for Effecting Reverse Split and Exchange of Stock Certificates.....................................................	37
Fractional Shares.....................................................................................................................................................	37
Criteria to Be Used for Decision to Apply the Reverse Stock Split................................................................	37
No Dissenter’s Rights............................................................................................................................................	38
Certain Material U.S. Federal Income Tax Considerations..............................................................................	38
Vote Required for Approval ................................................................................................................................	39
Recommendation.....................................................................................................................................................	39

PROPOSAL 3: APPROVAL OF THE PLUG POWER INC. 2011 STOCK OPTION AND INCENTIVE PLAN	40
Summary of the 2011 Plan.....................................................................................................................................	41
Effective Date of 2011 Plan...................................................................................................................................	42
Equity Compensation Plan Information at December 31, 2010.........................................................................	42
Tax Aspects Under the Code.................................................................................................................................	43
Parachute Payments................................................................................................................................................	44
Limitation on the Company’s Deductions...........................................................................................................	44
Vote Required for Approval...................................................................................................................................	44
Recommendation.....................................................................................................................................................	44

PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION............................................................	45
Overview............................................................................................................................................................................	45
Vote Required for Approval...........................................................................................................................................	45
Recommendation.............................................................................................................................................................	45

PROPOSAL 5: FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION.........................	46
Overview.............................................................................................................................................................................	46
Vote Required for Approval............................................................................................................................................	46
Recommendation...............................................................................................................................................................	46

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ........................................................................	47

PRINCIPAL STOCKHOLDERS....................................................................................................................................	47

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................................................	49

EXPENSES OF SOLICITATION.....................................................................................................................................	49

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING.........................................	49

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT.............................................................................	49

ANNUAL REPORT ON FORM 10-K ..............................................................................................................................	50

APPENDIX A: SECOND CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PLUG POWER INC............................................................................................................	51

APPENDIX B: PLUG POWER INC. 2011 STOCK OPTION AND INCENTIVE PLAN.......................................	52

PLUG POWER INC.

968 Albany Shaker Road

Latham, NY 12110

(518) 782-7700

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 12, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Plug Power Inc. (the “Company”) for use at the 2011 Annual Meeting of Stockholders of the Company to be held on Thursday, May 12, 2011, at 10:00 a.m., Eastern Time, at the offices of Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110 and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.

The election of one Class III Director nominated by the Board of Directors to hold office until the Company’s 2014 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal; and

2.	To consider and approve the Company’s Second Certificate of Amendment of Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock; and

3.	To consider and approve the Company’s 2011 Stock Option and Incentive Plan; and
4.	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers; and

5.

To consider and vote upon an advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its proxy statement for stockholder consideration; and

6.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 13, 2011 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 31, 2011 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 132,784,673 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 2,763 stockholders of record. However, management believes that a significant number of shares are held by brokers under a “nominee name” and that the number of beneficial stockholders of the Common Stock exceeds 47,305. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is necessary to elect a nominee as a director of the Company.  “Withhold authority” votes, “abstentions” and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum.  A “withhold authority” vote is a stockholder’s vote to withhold authority to cast a vote “for” the election of one or more director nominees. An “abstention” represents an affirmative choice to decline to vote on a proposal other than the election of directors. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power under applicable law with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner.

With respect to the election of a director, votes may be cast in favor of or withheld from the nominee. With respect to Proposals 2, 3, and 4, stockholders may cast a vote in favor of or against, or abstain from voting on, each proposal. Stockholders may cast a vote for one, two or three years, or may abstain from voting on Proposal 5.

If you hold shares through a broker, bank or other custodian (also referred to as holding shares in “street-name”), only such broker, bank, custodian or other nominee can vote your shares. In order to ensure that your shares are voted at the Annual Meeting, you must give specific instructions regarding how to vote your shares. If you do not give specific instructions regarding how to vote your shares, the broker, bank, custodian or other nominee may not exercise their discretion to vote your shares.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Stockholders who hold shares indirectly as the beneficial owner of shares held for them by a broker or other nominee (i.e., “in street name”) may direct their vote without attending the Annual Meeting by submitting voting instructions to their broker or nominee.

Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the one nominee of the Board of Directors as a Class III Director of the Company (Proposal 1); “FOR” the approval of the Company’s Second Certificate of Amendment of Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock (Proposal 2); “FOR” the approval of the Company’s 2011 Stock Option and Incentive Plan (Proposal 3); “FOR” the approval of the advisory resolution regarding the compensation of the Company’s named executive officers (Proposal 4); and “FOR” the approval of the advisory proposal that an advisory vote on the compensation of the Company’s named executive officers be included in the Company’s proxy statement every three (3) years (Proposal 5), as described in this Proxy Statement.  It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by (1) giving written notice of such revocation to the Corporate Secretary of the Company, (2) submitting a new proxy by telephone, internet or proxy card after the date of the previously submitted proxy (or submitting new voting instructions with respect to shares held in street name), or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report of the Company is being mailed to stockholders of the Company concurrently with this Proxy Statement.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, one Class III Director will be elected to serve until the Annual Meeting of Stockholders in 2014 and until such director’s successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated Larry G. Garberding for re-election as a Class III Director.  Shares represented by each properly executed proxy will be voted for the re-election of Larry G. Garberding as a director, unless contrary instructions are set forth on such proxy. The nominee has agreed to stand for re-election and to serve, if elected, as a director.  However, if the nominee fails to stand for re-election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend.

Vote Required

A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect a nominee as a director of the Company. Votes that are withheld will be excluded entirely from the vote and will have no effect on the vote. Broker non-votes will also have no effect on the outcome of the election of directors.

Recommendation of the Board

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE OF THE BOARD OF DIRECTORS AS A CLASS III DIRECTOR OF THE COMPANY.

INFORMATION ABOUT OUR DIRECTORS

The number of directors of the Company is fixed at five, and the Board of Directors currently consists of five members. The Board of Directors is divided into three classes, with three directors in Class I, one director in Class II, and one director in Class III.  Directors in Classes I, II and III serve for three-year terms with one class of directors being elected by the Company’s stockholders at each Annual Meeting of Stockholders. The Board of Directors has determined that Ms. Helmer and Messrs. Garberding, McNamee, and Willis are independent directors as defined in Rule 5605(a)(2) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”).

The positions of Chief Executive Officer and Chairman of the Board are currently each filled by a different individual, Andrew Marsh and George McNamee, respectively; however, if the position of Chairman of the Board is vacant, or if he or she is absent, the Chief Executive Officer shall preside, when present, at meetings of stockholders and of the Board of Directors.

Set forth below is certain information regarding the directors of the Company, including the Class III Director who has been nominated for re-election at the Annual Meeting. The ages of and biographical information regarding the nominee for election as Class III Director at the Annual Meeting and each director who is not standing for election is based on information furnished to the Company by each nominee and director and is as of January 31, 2011.

Name	Age	Director Since
Class I—Term Expires 2012
Andrew Marsh...................................................................................................................................................	54	2008
Gary K. Willis (1)(2)..........................................................................................................................................	65	2003
Maureen O. Helmer (1)(3)................................................................................................................................	54	2004

Class II—Term Expires 2013
George C. McNamee(2)(3)..............................................................................................................................	64	1997

Class III—Term Expires 2011
Larry G. Garberding (1)(3)*............................................................................................................................	72	1997

_______________________

 *        Nominee for re-election.

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Corporate Governance and Nominating Committee.

The principal occupation and business experience for at least the last five years for each nominee and director of the Company is set forth below.  The biographies of each of the nominees and continuing directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board to determine that the person should serve as a director.

Andrew J. Marsh has served as Chief Executive Officer, President and member of the Board of Directors of the Company since April 8, 2008. Previously, Mr. Marsh was a co-founder of Valere Power where he served as President, CEO and director from the company’s inception in 2001 through its sale to Eltek ASA in 2007.  Under his leadership, Valere grew into a profitable global operation with over 200 employees and $90 million in revenues derived from the sale of DC power products to the telecommunications sector.  During Mr. Marsh’s tenure, Valere Power received many awards such as the Tech Titan award as the fastest growing technology company in the Dallas Fort Worth area and the Red Herring Top 100 Innovator Award.  Prior to founding Valere, he spent approximately eighteen years with Lucent Bell Laboratories where he held a variety of sales and technical management positions.  Mr. Marsh is a member of the board of directors of Power Distribution Inc., a company focused on quality power management. Mr. Marsh holds a Bachelor of Science in Electrical Engineering Technology from Temple University, a Master of Science in Electrical Engineering from Duke University and a Masters of Business Administration from Southern Methodist University.  We believe Mr. Marsh’s qualifications to sit on our Board include his record of success in leadership positions in technology companies having attributes similar to our Company, his extensive experience in management positions as well as his educational background in engineering and business administration.

Gary K. Willis has been a director of the Company since 2003. Mr. Willis joined Zygo Corporation’s Board of Directors in June 2009 after retiring as Chairman of the Board of Directors in November 2000, having served in that capacity since November 1998.  Zygo Corporation is a provider of metrology, optics, optical assembly, and systems solutions to the semiconductor, optical manufacturing, and industrial/automotive markets. Mr. Willis had been a director of Zygo Corporation since February 1992 and also served as its President from 1992 to 1999 and as its Chief Executive Officer from 1993 to 1999. Prior to joining Zygo Corporation, Mr. Willis served as the President and Chief Executive Officer of The Foxboro Company, a manufacturer of process control instruments and systems. Mr. Willis is also a director of Rofin-Sinar Technologies, Inc. since 1996 and Middlesex Health Services, Inc. since 1996. Mr. Willis holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.  We believe Mr. Willis’ qualifications to sit on our Board include his extensive experience in management and director positions with similar companies as well as his educational background in mechanical engineering.

Maureen O. Helmer has been a director of the Company since 2004. Ms. Helmer is currently a member of the law firm Hiscock & Barclay LLP and is the Co-Chair of the firm’s Regulatory Practice Group.  Prior to her joining Hiscock & Barclay LLP in November 2008, Ms. Helmer was a member of Green & Seifter Attorneys, PLLC since October 2006. From 2003 through 2006 she practiced as a partner in the law firm of Couch White, LLP and then as a solo practitioner.  In addition to serving as Chair of the New York State Public Service Commission (PSC) from 1998 to 2003, Ms. Helmer also served as Chair of the New York State Board on Electric Generation Siting and the Environment.  Ms. Helmer has advised international energy, telecommunications and industrial companies on policy and government affairs issues.  Prior to her appointment as Chair, Ms. Helmer served as Commissioner of the Public Service Commission from 1997 until 1998 and was General Counsel to the Department of the Public Service Commission from 1995 through 1997. From 1984 through 1995, Ms. Helmer held several positions in the New York Legislature.  She also served as a board member of the New York State Energy Research and Development Authority, the New York State Environmental Board and the New York State Disaster Preparedness Commission during her tenure as Chair of the PSC.  In addition, she was Vice Chair of the Electricity Committee of the National Association of Regulatory Utility Commissioners and a member of the NARUC Board of Directors.  She was also appointed to serve as a member of the New York State Cyber-Security Task Force.  Ms. Helmer earned her Bachelor of Science from the State University at Albany and her Juris Doctorate from the University of Buffalo law school.  She is admitted to practice law in New York.  We believe Ms. Helmer’s qualifications to sit on our Board include her long history of experience with energy regulation, policy and government affairs and advising energy and industrial companies.

George C. McNamee serves as Chairman of the Company’s Board of Directorsand has served as such since 1997. Mr. McNamee is also Managing Partner of FA Tech Ventures, an information and energy technology venture capital firm, a director of iRobot Corporation (IRBT) since 1997 and Gleacher Securities, formerly Broadpoint Securities (BPSG), and previously Chairman of BPSG’s predecessor First Albany Companies.  Mr. McNamee’s background in investment banking has given him broad exposure to many financing and merger and acquisition issues.  As an executive, he has dealt with rapid-growth companies, technological change, crisis management, team building and strategy.  As a public company director, Mr. McNamee led board special committees, chaired audit committees, chaired three boards and has been an active lead director.  His past public company boards include Mechanical Technology Inc. (MTI) and Home Shopping Network (HSN).  He has been an early stage investor, director and mentor for private companies that subsequently went public including MapInfo (now Pitney Bowes), META Group and IRBT.  Mr. McNamee served on industry boards like the Securities Industry Association, the National Association of Securities Dealers (NASD) district committee, the National Stock Clearing Corporation and chaired the Regional Firms Advisory Committee of the New York Stock Exchange (NYSE).  He served as an NYSE director from 1999 to 2004 and chaired its foundation.  In the aftermath of the 1987 stock market crash, he chaired the Group of Thirty Committee to reform the Clearance and Settlement System.  Mr. McNamee has been active as a director or trustee of civic organizations including The Albany Academies and Albany Medical Center, whose finance Committee he chaired for a dozen years.  Mr. McNamee chaired New York State Comptroller Ned Regan’s Temporary State Commission on State and Local Fiscal Policies and served as a member of the New York State Science and Tech Council for Governors Carey, Cuomo and Pataki.  He is also a director of several private companies, a member of the Yale Development Board and a Trustee of The American Friends of Eton College.  He received his Bachelor of Arts degree from Yale University.  We believe Mr. McNamee’s qualifications to sit on our Board include his experience serving on countless boards, his background in investment banking and experience with the financial sector and its regulatory bodies.

Larry G. Garberding has served as a director of the Company since 1997. Mr. Garberding was a Director and Executive Vice President and Chief Financial Officer of DTE Energy Company and the Detroit Edison Company from 1990 until retiring in 2001. Mr. Garberding was a Certified Public Accountant, a partner with a major public accounting firm, and has been on the board of several corporations, having had responsibility for financial, operational, regulatory and sales activities.  Mr. Garberding is currently a director of Altarum Institute, a non-profit research and innovations institute; and Intermap Technologies Corporation, a digital mapping company, since 2001. Mr. Garberding received a Bachelor of Science degree in Industrial Administration from Iowa State University.  We believe Mr. Garberding’s qualifications to sit on our Board include his extensive experience with power and energy companies and his background in accounting, financing and operations.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held seven (7) meetings during the fiscal year ended December 31, 2010 (“Fiscal 2010”). The Board of Directors has established three standing committees, an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), and a Corporate Governance and Nominating Committee (the “Governance Committee”). During Fiscal 2010, each director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors of the Company (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of the Board of Directors of the Company on which the director served (during the periods that he or she served).

Discussed below in greater detail, the Board of Directors administers its risk oversight function directly and through its Audit Committee and Corporate Governance and Nominating Committee.  The Board and each of these Committees regularly discuss with management our major risk exposures, their potential financial impact on Plug Power and the steps we take to manage them.  The Audit Committee is responsible for oversight of Company risks relating to accounting matters, financial reporting and legal and regulatory compliance, while the Corporate Governance and Nominating Committee is responsible for oversight of risks relating to management and Board succession planning, stakeholder responses to the Company’s ethics and business practices.

The Chief Financial Officer and the General Counsel report to the Board of Directors regarding ongoing risk management activities at the regularly scheduled, quarterly Board of Directors meetings and may report on risk management activities more frequently, as appropriate.  Additionally, risk management is a standing agenda item for the regularly scheduled, quarterly Audit Committee meetings.

Audit Committee

The Audit Committee consists of Messrs. Garberding (Chair) and Willis, and Ms. Helmer. The Audit Committee held six (6) meetings during Fiscal 2010 and each member attended all of the meetings during the period in which such person served on the committee.

Audit Committee Report

The Audit Committee of the Board of Directors is currently composed of three directors, each of whom is an independent director as defined in the NASDAQ Rules and the applicable rules of the Securities and Exchange Commission (“SEC”). In addition, the Board of Directors has made a determination that Mr. Garberding qualifies as an “audit committee financial expert” as defined in the applicable rules of the SEC. Mr. Garberding’s designation by the Board as an “audit committee financial expert” is not intended to be a representation that he is an expert for any purpose as a result of such designation, nor is it intended to impose on him any duties, obligations, or liability greater than the duties, obligations or liability imposed on him as a member of the Audit Committee and the Board in the absence of such designation.

The Audit Committee’s primary responsibility is for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. A more complete description of the Audit Committee’s functions is set forth in the Audit Committee’s charter which is published on the “Investors” section of the Company’s website at www.plugpower.com.

In accordance with the Audit Committee’s charter, management has the primary responsibility for the financial statements and the financial reporting process, including maintaining an adequate system of internal controls over financial reporting. The Company’s independent auditors, KPMG LLP (“KPMG”), report directly to the Audit Committee and are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and of the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee, among other matters, is responsible for (i) appointing the Company’s independent auditors, (ii) evaluating such independent auditors’ qualifications, independence and performance, (iii) determining the compensation for such independent auditors, and (iv) approving all audit and non-audit services. Additionally, the Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements including the work of the independent auditors. The Audit Committee reports to the Board of Directors with regard to:

  the scope of the annual audit;

  fees to be paid to the auditors;

  the performance of the Company’s independent auditors;

  compliance with accounting and financial policies; and

  the Company’s procedures and policies relative to the adequacy of internal accounting controls.

The Audit Committee reviewed and discussed with management of the Company and KPMG, the Company’s 2010 quarterly unaudited interim consolidated financial statements and 2010 annual consolidated financial statements, including management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and KPMG’s evaluation of the effectiveness of the Company’s internal controls over financial reporting as of December 31, 2010. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

Additionally, the Audit Committee has discussed with KPMG any matters required to be discussed under professional standards which include, among other items, matters related to the conduct of the audit of the Company’s annual consolidated financial statements. The Audit Committee has also discussed the critical accounting policies used in the preparation of the Company’s annual consolidated financial statements, alternative treatments of financial information within generally accepted accounting principles that KPMG discussed with management, if any, the ramifications of using such alternative treatments and other written communications between KPMG and management.

KPMG has provided to the Audit Committee the written disclosures and the letter required by the applicable Public Company Accounting Oversight Board requirements for independent accountant communications with audit committees concerning auditor independence, and the Audit Committee discussed with KPMG that firm’s independence. The Audit Committee has also concluded that KPMG’s performance of non-audit services is compatible with KPMG’s independence.

The Audit Committee also discussed with KPMG their overall scope and plans for their audit and met with KPMG, with and without management present, to discuss the results of their audit, the evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with KPMG whether there were any audit problems or difficulties, and management’s response.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. This report is provided by the following independent directors, who constitute the Audit Committee:

Larry G. Garberding (Chairman)

Maureen O. Helmer

Gary K. Willis

Independent Auditors Fees

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual financial statements and fees billed for other services rendered by KPMG:

	KPMG
	2010	2009
Audit Fees	$563,000	$473,000
Audit-Related Fees	19,300	49,900
Tax Fees	-	50,000
Other	-	-
Total	$582,300	$572,900

In the above table, and in accordance with SEC definitions and rules: (1) “audit fees” are fees for professional services for the audit of the Company’s consolidated financial statements included in Form 10-K, review of unaudited interim consolidated financial statements included in Form 10-Qs, testing of the effectiveness of internal control on financial reporting, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; (2) “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; (3) “tax fees” are fees for tax compliance, tax advice, and tax planning; and (4) “all other fees” are fees for any services not included in the first three categories.

The Audit Committee approved all audit and non-audit services provided to the Company by KPMG during Fiscal 2010.

Compensation Committee

 The Compensation Committee consists of Messrs. Willis (Chair) and McNamee, each of whom is an independent director under the NASDAQ Rules. The Compensation Committee held four (4) meetings during Fiscal 2010. See “Report of the Compensation Committee and the Board of Directors on Executive Compensation” and “Compensation Committee Interlocks and Insider Participation” for a further description of the activities of the Compensation Committee in Fiscal 2010. The Compensation Committee’s primary responsibilities include (i) discharging the responsibilities of the Board of Directors of the Company relating to compensation of the Company’s executive officers, (ii) providing oversight of the Company’s benefit, perquisite and employee equity programs, and (iii) reviewing the adequacy of the Company’s management succession plans. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter which is published on the “Investors” section of the Company’s website at www.plugpower.com.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (the “Governance Committee”) consists of Ms. Helmer (Chair) and Messrs. Garberding and McNamee, each of whom is an independent director under the NASDAQ Rules. The Governance Committee held five (5) meetings during Fiscal 2010. The Governance Committee’s responsibilities include (i) establishing criteria for Board and committee membership, (ii) considering director nominations consistent with the requirement that a majority of the Board be comprised of independent directors as defined in the NASDAQ Rules, (iii) identifying individuals qualified to become board members, and (iv) selecting the director nominees for election at each Annual Meeting of Stockholders. The Governance Committee is also responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes thereto. A more complete description of the Governance Committee’s functions is set forth in the Governance Committee’s charter which is published on the “Investors” section of the Company’s website at www.plugpower.com.

Director Compensation

The Compensation Committee periodically reviews the Company’s Non-Employee Director Compensation Plan (the “Plan”) to ensure that the compensation aligns the directors’ interests with the long-term interests of the stockholders and that the structure of the compensation is simple, transparent and easy for stockholders to understand. The Compensation Committee also considers whether the Plan fairly compensates the Company’s directors when considering the work required in a company of the size and scope of the Company. Employee directors do not receive additional compensation for their services as directors. The following is a summary of the Plan:

Pursuant to the current form of the Plan, upon initial election or appointment to the Board of Directors, new non-employee directors receive non-qualified stock options to purchase 125,000 shares (50,000 shares for any new non-employee Chairman) of Common Stock with an exercise price equal to fair market value on the date of grant and that are fully vested on the first anniversary of the date of the grant. Each year of a non-employee director’s tenure, the director will receive non-qualified options to purchase 10,000 shares (15,000 shares for any non-employee Chairman), plus non-qualified options to purchase an additional 5,000 shares for serving as chairman of the Audit Committee and non-qualified options to purchase an additional 2,000 shares for serving as chairman of any other committee, including the Compensation Committee and the Corporate Governance and Nominating Committee. These annual options, with an exercise price equal to fair market value on the grant date, fully vest on the first anniversary of the date of the grant.

In addition, under the current form of the Plan each non-employee director is paid an annual retainer of $30,000 ($85,000 for any non-employee Chairman) for their services. Committee members receive additional annual retainers in accordance with the following table:

Committee	Non-Employee Chairman	Non-Employee Director
Audit Committee...........................................................................................	$ 20,000	$ 15,000
Compensation Committee...........................................................................	15,000	5,000
Corporate Governance and Nominating Committee................................	10,000	5,000

These additional payments for service on a committee are due to the workload and broad-based responsibilities of the committees. The total amount of the annual retainers are paid in a combination of fifty percent (50%) cash and fifty percent (50%) Common Stock, with an option to receive up to one hundred percent (100%) Common Stock, at the election of the non-employee director.  At the Board’s discretion, directors may receive a greater portion of the foregoing amounts, up to eighty percent (80%), in cash. All such stock shall be fully vested at the time of issuance and is valued at its fair market value on the date of issuance. Non-employee directors are also reimbursed for their direct expenses associated with their attendance at board meetings.

Non-Employee Director Compensation Table

The following table provides information for non-employee directors who served during Fiscal 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	Option Awards (2) ($)	Total ($)
Gary Willis	30,000	30,000	4,440	64,440
George McNamee	76,000	19,000	5,550	100,550
Jeffrey Drazan (3)	13,743	13,743	3,700	31,186
Larry Garberding	27,500	27,500	5,550	60,550
Maureen Helmer	27,500	27,500	4,440	59,440

(1)   This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2010 fiscal year for the fair value of restricted stock earned in 2010.  Fair value is calculated using the closing price of Plug Power stock on the date of grant. Stock awards granted to directors vest immediately.  For additional information, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2010, as filed with the SEC.

a.     Gary Willis has no unexercised stock awards.  Stock awards earned by Mr. Willis in 2010 include 11,364 shares granted on April 1, 2010 with a grant date fair value of $0.66, 17,857 shares granted on July 1, 2010 with a grant date fair value of $0.42, 19,231 shares granted on October 1, 2010 with a grant date fair value of $0.39, and 19,231 shares granted on January 3, 2011 with a grant date fair value of $0.39.

b.     George McNamee has no unexercised stock awards.  Stock awards earned by Mr. McNamee in 2010 include 7,197 shares granted on April 1, 2010 with a grant date fair value of $0.66, 11,310 shares granted on July 1, 2010 with a grant date fair value of $0.42, 12,179 shares granted on October 1, 2010 with a grant date fair value of $0.39, and 12,179 shares granted on January 3, 2011 with a grant date fair value of $0.39.

c.      Jeffrey Drazan has no unexercised stock awards.  Stock awards earned by Mr. Drazan in 2010 include 6,629 shares granted on April 1, 2010 with a grant date fair value of $0.66, 10,417 shares granted on July 1, 2010 with a grant date fair value of $0.42, 11,218 shares granted on October 1, 2010 with a grant date fair value of $0.39, and 1,585 shares granted on January 3, 2011 with a grant date fair value of $0.39.

d.     Larry Garberding has no unexercised stock awards.  Stock awards earned by Mr. Garberding in 2010 include 10,417 shares granted on April 1, 2010 with a grant date fair value of $0.66, 16,369 shares granted on July 1, 2010 with a grant date fair value of $0.42, 17,628 shares granted on October 1, 2010 with a grant date fair value of $0.39, and 17,628 shares granted on January 3, 2011 with a grant date fair value of $0.39.

e.     Maureen Helmer has no unexercised stock awards.  Stock awards earned by Ms. Helmer in 2010 include 10,417 shares granted on April 1, 2010 with a grant date fair value of $0.66,16,369 shares granted on July 1, 2010 with a grant date fair value of $0.42, 17,628 shares granted on October 1, 2010 with a grant date fair value of $0.39, and 17,628 shares granted on January 3, 2011 with a grant date fair value of $0.39.

(2)   This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2010 fiscal year for the fair value of stock options granted to each of the named Non-Employee Directors in 2010 as well as prior fiscal years, in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information on the valuation assumptions with respect to the 2010 grants, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2010, as filed with the SEC. Also see note 14 for information on the valuation assumptions with respect to grants made prior to 2010. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the directors.  As of December 31, 2010:

a.     Gary Willis has 235,245 unexercised option awards including 95,337 unvested awards.  Option awards for 2010 include 12,000 shares granted on May 19, 2010 with a grant date fair value of $0.37.

b.     George McNamee has 410,000 unexercised option awards including 98,337 unvested awards.  Option awards for 2010 include 15,000 shares granted on May 19, 2010 with a grant date fair value of $0.37.

c.     Jeffrey Drazan has 145,000 unexercised option awards including 10,000 unvested awards.  Option awards for 2010 include 10,000 shares granted on May 19, 2010 with a grant date fair value of $0.37.

d.     Larry Garberding has 275,000 unexercised option awards including 98,337 unvested awards.  Option awards for 2010 include 15,000 shares granted on May 19, 2010 with a grant date fair value of $0.37.

e.     Maureen Helmer has no 220,000 unexercised option awards including 95,337 unvested awards.  Option awards for 2010 include 12,000 shares granted on May 19, 2010 with a grant date fair value of $0.37.

(3)   Jeffrey Drazan resigned from the Company’s Board of Directors as of October 2010.

Policy Governing Director Attendance at Annual Meetings

The Board of Directors has adopted a formal policy that all directors are expected to attend the Company’s Annual Meetings of Stockholders in person, unless doing so is impracticable due to unavoidable conflicts. Five of the Company’s directors attended the 20010 annual meeting and one director, Jeffrey Drazan, was absent due to such an unavoidable conflict.

Policies Governing Director Nominations

Securityholder Recommendations

The Governance Committee’s current policy with regard to the consideration of director candidates recommended by securityholders is that it will review and consider any director candidates who have been recommended by one or more of the stockholders of the Company entitled to vote in the election of directors in compliance with the procedures established from time to time by the Governance Committee. All securityholder recommendations for director candidates must be submitted to the Company’s Corporate Secretary at Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, who will forward all recommendations to the Governance Committee. We did not receive any securityholder recommendations for director candidates for election at the 2011 annual meeting. All securityholder recommendations for director candidates for election at the Company’s 2012 annual meeting must be submitted to the Company’s Corporate Secretary on or before December 13, 2012 and must include the following information:

  the name and address of record of the stockholder;

  a representation that the securityholder is a record holder of the Company’s stock entitled to vote in the election of directors, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended;

  the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

  a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for membership on the Board of Directors approved by the Governance Committee from time to time;

  a description of all arrangements or understandings between the securityholder and the proposed director candidate;

  the consent of the proposed director candidate (i) to be named in the proxy statement relating to the Annual Meeting of Stockholders and (ii) to serve as a director if elected at such annual meeting; and

  any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Board Membership Criteria

The Governance Committee has established criteria for membership on the Board of Directors. These criteria include the following specific, minimum qualifications that the Governance Committee believes must be met by a Governance Committee-recommended nominee for a position on the Board of Directors:

  The nominee must have high personal and professional integrity, must have demonstrated exceptional ability and judgment, and must be expected, in the judgment of the Governance Committee, to be highly effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the interests of the Company and its stockholders.

In addition to the minimum qualifications for each nominee set forth above, the Governance Committee will recommend that the Board of Directors select persons for nomination to help ensure that:

  the Board of Directors will be comprised of a majority of “independent directors” in accordance with NASDAQ rules;

  each of the Audit, Compensation and Governance Committees shall be comprised entirely of independent directors;

  each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement; and

  at least one member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Finally, in addition to any other standards the Governance Committee may deem appropriate from time to time for the overall structure and composition of the Board of Directors, the Governance Committee, when recommending that the Board of Directors select persons for nomination, may consider whether the nominee has direct experience in the industry or in the markets in which the Company operates.

The Governance Committee will recommend to the Board of Directors the nomination of the director candidates who it believes will, together with the existing members of the Board of Directors and other nominees, best serve the interests of the Company and its stockholders.

Identifying and Evaluating Nominees

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Company’s Corporate Governance and Nominating Committee will apply the criteria set forth in Plug Power’s Corporate Governance Guidelines. These criteria include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all shareholders.  Our Corporate Governance Guidelines specify that the value of diversity on the Board should be considered by the Corporate Governance and Nominating Committee in the director identification and nomination process. The Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.  For a more comprehensive discussion of our Corporate Governance and Nominating Committee’s current policy with regard to the consideration of director candidates, please refer to the section of this document titled “Policies Governing Director Nominations.”

To review the effectiveness of assessing the diverse skills, qualifications and backgrounds of Director Nominations, the Board of Directors and each of the three standing Board Committees conduct annual self-evaluations. In addition, the Corporate Governance and Nominating Committee monitors the effectiveness of these procedures on an ongoing basis.

Contacting the Board of Directors

You may contact any director of the Company by writing to them c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110, Attention: Corporate Secretary. Your letter should clearly specify the name of the individual director or group of directors to whom your letter is addressed. Any communications received in this manner will be forwarded as addressed.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below. The ages of and biographical information regarding each executive officer is based on information furnished to the Company by each executive officer and is as of January 31, 2011.

Executive Officers	Age	Position
Andrew Marsh...................................	54	President, Chief Executive Officer and Director
Gerald A. Anderson...........................	53	Chief Financial Officer and Senior Vice President - Operations
Gerard L. Conway, Jr........................	46	General Counsel, Corporate Secretary and Senior Vice President - Government Relations
Erik Hansen........................................	39	Senior Vice President - Sales, Service and Hydrogen
Adrian Corless....................................	44	Chief Technology Officer, Senior Vice President - Engineering
Reid Hislop........................................	50	Vice President - Marketing and Investor Relations

The principal occupation and business experience for at least the last five years for each executive officer of the Company is set forth below.  The biographies of each of the executive officers below contains information regarding the person’s service as an executive, business experience, director positions held currently or at any time during the last five years, information regarding the experiences, qualifications, attributes or skills that caused the Corporate Governance Committee and the Board to determine that the person should serve as an executive officer.

Andrew Marsh’s biographical information can be found in the section entitled “Information about our Directors” in this Proxy Statement.

Gerald A. Anderson joined Plug Power as Chief Financial Officer in July 2007 and, since March 2009, has also served as Senior Vice President.  He is responsible for managing all aspects of the Company’s financial, investor relations and information services operations. Prior to joining Plug Power, Mr. Anderson was the Treasurer and Director of Finance for Intermagnetics General Corporation. Utilizing an acquisition growth strategy, he managed finance, treasury, risk management and business valuation functions for the medical device manufacturing company. Prior to that, he was Chief Financial Officer for J Management Company. In addition to managing finance, controllership, merger and acquisition and treasury functions, he also helped set the strategic direction of the company. Earlier in his career, Mr. Anderson spent 15 years with KeyCorp, eventually as Senior Vice President, Director of Business Analysis and Management Reporting. He has 30 years of financial experience.  He holds a Bachelor of Science degree in Business Administration, with a concentration in Accounting, from the University of Arizona.

Gerard L. Conway, Jr. has served as General Counsel and Corporate Secretary since September 2004 and, since March 2009, has also served as Senior Vice President.  In that capacity, Mr. Conway is responsible for advising the Company on legal issues such as corporate law, securities, contracts, strategic alliances and intellectual property.  He also serves as the Compliance Officer for securities matters affecting the Company. During his tenure, Mr. Conway served as Vice President of Government Relations from 2005 to June 2008 and in that capacity he advocated on energy issues, policies, legislation and regulations on the state, federal, national and international levels on behalf of the Company and the alternative energy sector. Prior to his appointment to his current position, Mr. Conway served as Associate General Counsel and Director of Government Relations for the Company beginning in July 2000. Prior to joining Plug Power, Mr. Conway spent four years as an Associate with Featherstonhaugh, Conway, Wiley & Clyne, LLP, where he concentrated in government relations, business and corporate law.  Mr. Conway has more than nineteen years of experience in general business, corporate real estate and government relations.  Mr. Conway holds a Bachelor of Arts degree in English and Philosophy from Colgate University and a Juris Doctorate from Boston University School of Law.

Erik Hansen joined Plug Power Inc. as Vice President of Business Development in 2008 and was appointed Senior Vice President and General Manager of the Motive Power Division in October of 2009.  Mr. Hansen is responsible for directing the Motive Power Division as it commercializes its fuel cell power products for material handling customers.  Mr. Hansen has more than 15 years of experience with cutting edge technologies related to energy storage systems.  Prior to joining Plug Power, he was General Manager of Sales and Systems Engineering for Cobasys LLC in Orion, Michigan, where he worked for eight years.  In that role, Mr. Hansen led the decision-making and strategic planning for the manufacture and sales of advanced energy storage solutions for both the transportation and uninterruptible power systems.  Mr. Hansen holds a Bachelor of Science degree in Electrical Engineering and a Bachelor of Science degree in Computer Engineering, both from West Virginia University.

Adrian Corless joined Plug Power in April 2007 as Vice President of Technology and was appointed Chief Technology officer in June 2008.  As of February 2010, Mr. Corless was appointed Senior Vice President and Chief Technology Officer and is currently responsible for the development of Plug Power’s Motive Power products as well as guiding Plug Power’s overall technology and Intellectual Property strategies.  Prior to joining Plug Power, Mr. Corless was the Chief Technical Officer of Cellex Power Products and was responsible for the technical aspects of the product development process.  Prior to joining Cellex, Mr. Corless worked for Ballard Power Systems Inc. and Excellsis Inc. latterly as Program Manger for the Phase 4 fuel cell bus program.  Mr. Corless is an active participant in the Industrial Truck Association, an executive board member of the Canadian Hydrogen and Fuel Cell Association, a Technical Advisory Board member for the NRC Institute for Fuel Cell Innovation, and a member of both UL and CSA standards development committees.  Mr. Corless holds a Masters of Applied Science degree in Mechanical Engineering from the University of Victoria and is a Registered Professional Engineer in British Columbia, Canada.

Reid Hislop joined Plug Power in 2010 as Vice President of Marketing and Investor Relations.  Mr. Hislop brings over twenty years of technology marketing experience and a long history of developing successful and innovative marketing programs to his role.  For Plug Power, he leads the Company’s Marketing Communications and Investor relations teams.  He works directly with the Company’s executive team to grow and strengthen its overall market position, vision and awareness in the alternative energy economy.  Prior to joining Plug Power, Mr. Hislop was Vice President of Global Marketing for Pitney Bowes Business Insight (PBBI).  PBBI was the business unit created shortly after MapInfo was acquired by Pitney Bowes in 2007.  Prior to the acquisition, Mr. Hislop served as the Vice President of Marketing for MapInfo, where he led the Company’s global marketing team, directed branding efforts and helped create MapInfo’s leadership role in the Location Intelligence category.  Mr. Hislop holds a Bachelor of Science degree from the University of Alberta, Canada.

Subject to any terms of any employment agreement with the Company (as further described in this Proxy Statement), each of the executive officers holds his or her respective office until the regular annual meeting of the Board of Directors following the Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual incentive bonuses, long-term equity incentive compensation, and broad-based benefits programs. We place emphasis on pay-for-performance based incentive compensation, which is designed to reward our executives based on the achievement of predetermined performance goals.  This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Chief Financial Officer, the other three most highly-compensated executive officers and an additional individual for whom disclosure would have been provided but for the fact that he was not serving as an executive officer of the Company at the end of the last completed fiscal year as determined in accordance with applicable SEC rules, who are collectively referred to as the  “Named Executive Officers.”

Mr. Sperry was formerly a party to an employment agreement with the Company that provided for a payment upon termination for other than "Cause."  Mr. Sperry's position was eliminated as part of the Company's May 2010 restructuring to focus on harnessing commercial traction in the material handling market. He subsequently stepped down from his position as Senior Vice President and General Manager of the Company's Continuous Power Division on August 27, 2010.  In accordance with the terms of his employment agreement, the Company made a severance payment to Mr. Sperry in the amount of $258,000.

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

  Attract and retain talented and experienced executives;

  Motivate and reward executives whose knowledge, skills and performance are critical to our success;

  Provide a competitive compensation package which is weighted towards pay-for-performance and in which total compensation is primarily determined by Company and individual results and the creation of shareholder value;

  Ensure fairness among the executive management team by recognizing the contributions each executive makes to our success; and

  Motivate our executives to manage our business to meet our short- and long-term objectives and reward them for meeting these objectives.

Our Executive Compensation Programs

Our executive compensation primarily consists of base salary, annual incentive bonuses, long-term equity incentive compensation and broad-based benefits programs.  Consistent with the emphasis we place on pay-for-performance based incentive compensation, long-term equity incentive compensation in the form of stock options and restricted stock constitute a significant portion of our total executive compensation.

Within the context of the overall objectives of our compensation programs, our Compensation Committee determined the specific amounts of compensation to be paid to each of our executives in 2010 based on a number of factors, including:

  Its understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;

  Our executives’ performance during 2010 in general and as measured against predetermined performance goals;

  The nature, scope and level of our executives’ responsibilities;

  Our executives’ effectiveness in leading the Company’s initiatives to increase customer value, productivity and revenue growth;

  The individual experience and skills of, and expected contributions from, our executives;

  The executive’s contribution to the Company’s commitment to corporate responsibility, including the executive’s success in creating a culture of unyielding integrity and compliance with applicable law and the Company’s ethics policies;

  The amounts of compensation being paid to our other executives;

  The executive’s contribution to our financial results;

  Our executives’ historical compensation at our Company; and

  Any contractual commitments we have made to our executives regarding compensation.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of the particular element and how it fits into our overall executive compensation.  Compensation paid to our named executive officers in 2010 is discussed under each element.  In the descriptions below, we have identified particular compensation objectives which we have designed our executive compensation programs to serve; however, we have designed our compensation programs to complement each other and to collectively serve all of our executive compensation objectives described above.  Accordingly, whether or not specifically mentioned below, we believe that, as a part of our overall executive compensation, each element to a greater or lesser extent serves each of our objectives.

Base Salary

We pay our executives a base salary which we review and determine annually.  We believe that a competitive base salary is a necessary element of any compensation program designed to attract and retain talented and experienced executives.  We also believe that attractive base salaries can motivate and reward executives for their overall performance.  Base salaries are, in part, established based on the individual experience, skills, expected contributions of our executives, and our executives’ performance during the prior year.

In 2010, we did not increase the base salaries of Mr. Marsh and Mr. Conway.  The base salaries for these executives remained at the 2009 levels as follows: Mr. Marsh’s base salary was $375,000 per year and Mr. Conway’s base salary was $200,000 per year.  Mr. Corless became a named executive officer in 2010 and his base salary was set at $215,000.  In 2010, we increased the base salaries of Mr. Anderson and Mr. Hansen as follows:  Mr. Anderson’s salary was increased from $250,000 to $300,000 and Mr. Hansen’s salary was increased from $200,000 to $230,000. Our executives’ base salaries reflect the initial base salaries that we negotiated with each of our executives at the time of his or her initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our Company, our executives’ performance and increased experience, any changes in our executives’ roles and responsibilities, and other factors.  The initial base salaries that we negotiated with our executives were based on our understanding of the market at the time, the individual experience and skills of, and expected contribution from, each executive, the roles and responsibilities of the executive, the base salaries of our existing executives, and other factors.

Annual Incentive Bonuses

Our named executive officers are eligible to receive annual incentive bonuses based on our pay-for-performance incentive compensation program.  They are eligible to receive annual incentive bonuses primarily based upon their performance as measured against predetermined individual performance goals, including financial measures, achievement of strategic objectives, and other factors.  The primary objective of this program is to motivate and reward our named executive officers for meeting individual performance goals.  We do not believe that every important aspect of executive performance is capable of being specifically quantified in a predetermined performance goal.  For example, events outside of our control may occur after we have established the named executive officers’ individual performance goals for the year that require our named executive officers to focus their attention on different or other strategic initiatives; thus, the individual performance goals may be modified during the fiscal year by the President and Chief Executive Officer, or the Board of Directors in the case of the President and Chief Executive Officer himself, to account for such events beyond our control.

Within our pay-for-performance incentive compensation program, specific performance attainment levels are indicated for each performance goal.  These performance attainment levels correlate to potential award amounts that are calculated as a percent of each executive’s base salary.

We established attainment levels for each of our executives, other than Mr. Marsh, as 10%, 20% or 30% of his or her base salary to be awarded in the form of a stock grant.  Since the annual incentive bonus is payable based on the achievement of each of the different levels of performance, the executive officer may earn between 0% and 30% of his base salary given his actual performance.  The 20% attainment level is considered the target level for each performance goal because it is challenging for the executive to attain, and the executive would meet expectations if he achieved this level.  The 10% attainment level is considered the threshold level for each performance goal because although still challenging, it is the minimum acceptable performance level.  The 30% attainment level is considered the maximum, or stretch, level for each performance goal because it is most challenging for the executive to attain, and the executive would have to exceed expectations to achieve this level.  Our maximum and threshold performance attainment levels are determined in relation to our target attainment levels and are intended to provide for correspondingly greater or lesser incentives in the event that performance is within an appropriate range above or below the target performance attainment level.

We also established attainment levels for our Chief Executive Officer as 17%, 34% or 50% of his base salary to be awarded in the form of a stock grant.  Since the annual incentive bonus is payable based on the achievement of each of the different levels of performance, the Chief Executive Officer may earn between 0% and 50% of his base salary given his actual performance.  The 34% attainment level is considered the target level for each performance goal because it is challenging for the Chief Executive Officer to attain, and the executive would meet expectations if he achieved this level.  The 17% attainment level is considered the threshold level for each performance goal because although still challenging, it is the minimum acceptable performance level.  The 50% attainment level is considered the maximum, or stretch, level for each performance goal because it is most challenging for the Chief Executive Officer to attain, and the Chief Executive Officer would have to exceed expectations to achieve this level.  Our maximum and threshold performance attainment levels are determined in relation to our target attainment levels and are intended to provide for correspondingly greater or lesser incentives in the event that performance is within an appropriate range above or below the target performance attainment level.

As a way of linking each executive’s performance to corporate-wide strategy, the executives’ individual performance goals directly correlate to our corporate milestones, which management recommends to the Board of Directors and the Board of Directors approves after appropriate discussion and review.  The executives’ individual performance goals are determined in the same way as the corporate milestones such that management reviews how each executive may contribute to the corporate milestones and recommends individual performance goals to the Board of Directors.  The Board of Directors, after appropriate discussion and review, ultimately approves the individual performance goals.  Because disclosure of the specific individual performance goals would give competitors information that could be leveraged for competitive advantage, we do not disclose these specific individual performance goals or our executives’ actual performance against such goals.  Generally the individual performance goals, as well as the corporate milestones, fell into one or more of the following categories: (i) increase sales, (ii) meet product launch schedules, (iii) meet goals for number of units shipped, (iv) decrease product and fuel costs, and (v) decrease costs of business operations.

Initially, the CEO, and other members of management as appropriate, make a recommendation to the Compensation Committee of the Board of Directors for each executive’s potential award amount based on his level of attainment of each of his individual performance goals (with the exception of the CEO himself whose level of attainment is evaluated by the Compensation Committee directly).  Ultimately, the Board of Directors, after review and discussion and recommendation from the Compensation Committee, determines the final achieved level of attainment for each executive’s individual performance goals.  In 2010, no annual incentive awards in the form of stock grants were made to the named executive officers.

Long-Term Equity Incentive Compensation

We grant long-term equity incentive awards in the form of stock options and restricted stock to executives as part of our total compensation package.  Consistent with our emphasis on pay-for-performance based incentive compensation, these awards represent a significant portion of total executive compensation.  Based on the stage of our Company’s development and the incentives we aim to provide to our executives, we have chosen to use either stock options or a combination of stock options and restricted stock as our long-term equity incentive awards.  Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion by our Company.

Additionally, the Board adopted stock ownership guidelines for named executives, effective as of August 15, 2005, which are also considered when granting long-term equity incentive awards to executives.  These guidelines provide a target level of Company equity holdings with which named executives are expected to comply within five (5) years from the latter of the effective date of the guidelines or the date the individual is first appointed as an executive.  The target stock holdings are determined as a multiple of the named executive’s base salary and then converted to a fixed number of shares. The named executive’s base salary is multiplied by five (5) for Chief Executive Officer and by three (3) for all other named executives; that product is divided by Plug Power’s 200-day average common stock price as reported by the NASDAQ Global Market; and finally that amount is then rounded to the nearest 100 shares.  The following count towards satisfaction of these stock ownership guidelines: (i) shares owned outright by the executive or his or her immediate family members residing in the same household; (ii) stock held in the Plug Power Inc. Savings and Retirement Plan (401K Plan); (iii) stock held in the Plug Power Inc. Employee Stock Purchase Plan (ESPP); (iv) restricted stock issued as part of an executive’s annual or other bonus whether or not vested; (v) shares acquired upon the exercise of employee stock options; (vi) shares underlying unexercised employee stock options as part of the Plug Power Inc. Employee Stock Option Plan (ESOP) times a factor of thirty-three percent; and (vii) shares held in trust.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of up to ten years, subject to continued employment with our Company.  Stock options are earned on the basis of continued service and generally vest over three years, beginning with one-third vesting on the first anniversary of the grant date, one-third vesting on the second anniversary of the grant date and the final one-third vesting on the third anniversary of the grant date, subject to acceleration in certain circumstances.  Stock option awards are made pursuant to our 1999 Stock Option and Incentive Plan.  Except as may otherwise be provided in the applicable stock option award agreement, stock option awards become fully exercisable upon a change of control under the 1999 Stock Option and Incentive Plan.  The exercise price of each stock option granted under our 1999 Stock Option and Incentive Plan is the closing price of our common stock on the NASDAQ Capital Market as of the effective date of each grant.

Grants to new hires and grants relating to an existing executive officer’s promotion may be made on a periodic basis.  All grants to executive officers are approved by the Compensation Committee.  We consider a number of factors in determining the number of stock options, if any, to grant to our executives, including:

  the number of shares subject to, and exercise price of, outstanding options, both vested and unvested, held by our named executive officers;

  the vesting schedule of the unvested stock options held by our named executive officers; and

  the amount and percentage of our total equity on a diluted basis held by our named executive officers.

Restricted stock awards provide our executive officers with shares of our stock that they may retain or trade; however, all executive officers must trade within their rights according to our Insider Trading Policy.  The restricted stock is intended to be a long-term incentive alternative to the stock option awards that may be appropriate for executive officers based on their performance and their critical skills.  Restricted stock awards may vest over three years, beginning with one-third vesting one year after the date of grant, then pro-rata vesting monthly thereafter. Restricted stock awards are made pursuant to our 1999 Stock Option and Incentive Plan.

On October 28, 2009, the Compensation Committee recommended and the Board of Directors approved a Long Term Incentive (LTI) Plan pursuant to the terms of the Company’s 1999 Stock Option and Incentive Plan. Designed as an incentive vehicle to support employee efforts, the LTI Plan seeks to increase shareholder value by encouraging Plug Power employees to continue to work diligently to further the Company’s long term goals, particularly the recently announced three year plan to achieve profitability in 2012.

Under the LTI Plan, a select group of critical employees received a Restricted Stock Unit Award Agreement (Agreement) awarding a one time grant of restricted stock units (RSUs) calculated using a multiple of the selected employee’s base salary. According to the Agreement, the restrictions on each participant’s RSU allocation will lapse over a three year period upon successful completion of weighted performance-based metrics. Specifically, restrictions on 25% of RSUs are tied to the Company’s achievement of revenue targets, while the restrictions on 75% of RSUs are tied to the Company’s achievement of earnings before interest expense, taxes, depreciation, amortization and non-cash charges for equity compensation (measurement referred to in the Agreement as “EBITDAS”) targets. Intended to supplement the annual employee incentive plan payout, the total number of RSUs on which restrictions shall lapse each year will vary depending on the Company’s progress achieving the corresponding threshold, target or stretch goals.

Restrictions shall lapse with respect to the corresponding revenue RSUs based on the following sample schedule, depending on the Company’s achievement of the Revenue targets for 2010, 2011 and 2012:

FOR ACHIEVEMENT OF REVENUE PERFORMANCE TARGETS

	RSU	Percent	RSU's	RSU's
2010 PERFORMANCE	Allocation	Vesting	Earned	Forfeited
< Threshold	0	0%	0	3,831
>= Threshold and < Target	13,931	20%	2,786	1,045
>= Target and < Stretch	17,413	20%	3,483	348
>= Stretch	19,155	20%	3,831	0
	RSU	Percent	RSU's	RSU's
2011 PERFORMANCE	Allocation	Vesting	Earned	Forfeited
< Threshold	0	0%	0	4,789
>= Threshold and < Target	13,931	25%	3,483	1,306
>= Target and < Stretch	17,413	25%	4,353	436
>= Stretch	19,155	25%	4,789	0
	RSU	Percent	RSU's	RSU's
2012 PERFORMANCE	Allocation	Vesting	Earned	Forfeited
< Threshold	0	0%	0	10,535
>= Threshold and < Target	13,931	55%	7,662	2,873
>= Target and < Stretch	17,413	55%	9,577	958
>= Stretch	19,155	55%	10,535	0

Restrictions shall lapse with respect to the corresponding EBITDAS RSUs based on the following sample schedule, depending on the Company’s achievement of the EBITDAS targets for 2010, 2011 and 2012:

FOR ACHIEVEMENT OF EBITDAS PERFORMANCE TARGETS

	RSU	Percent	RSU's	RSU's
2010 PERFORMANCE	Allocation	Vesting	Earned	Forfeited
< Threshold	0	0%	0	11,493
>= Threshold and < Target	41,791	20%	8,358	3,135
>= Target and < Stretch	52,240	20%	10,448	1,045
>= Stretch	57,463	20%	11,493	0
	RSU	Percent	RSU's	RSU's
2011 PERFORMANCE	Allocation	Vesting	Earned	Forfeited
< Threshold	0	0%	0	14,366
>= Threshold and < Target	41,791	25%	10,448	3,918
>= Target and < Stretch	52,240	25%	13,060	1,306
>= Stretch	57,463	25%	14,366	0
	RSU	Percent	RSU's	RSU's
2012 PERFORMANCE	Allocation	Vesting	Earned	Forfeited
< Threshold	0	0%	0	31,604
>= Threshold and < Target	41,791	55%	22,985	8,619
>= Target and < Stretch	52,240	55%	28,732	2,872
>= Stretch	57,463	55%	31,604	0

For example, assuming the Company achieves stretch revenue and EBITDAS metrics, restrictions on a maximum of 20% of total awarded RSUs will lapse in 2011 for performance in 2010; restrictions on a maximum of 25% of total awarded RSUs will lapse in 2012 for performance in 2011; and restrictions on a maximum of 55% of total awarded RSUs will lapse in 2013 for performance in 2012.  Alternatively, if at the end of the fiscal year it is determined that the Company failed to achieve these articulated performance-based metrics, a percentage of RSUs will be forfeited for that fiscal year.

Pursuant to the terms of the Agreement, in the event stretch revenue and EBITDAS metrics are reached during each of the three years of the grant period commencing on January 1, 2010, the Company could issue a maximum of 8,667,666 shares to LTI Plan participants, currently representing approximately 6.6% of total outstanding shares. Restrictions on these shares only lapse in the event the Company performs at the articulated performance metrics.

In 2010, no threshold, target or stretch revenue and EBITDAS performance-based metrics were reached.  Accordingly, no restrictions lapsed with respect to the 2010 performance period and 20% of the total awarded RSUs for the Named Executive Officers were forfeited as follows:  Mr. Marsh - 257,813 RSUs, Mr. Anderson - 158,654 RSUs, Mr. Conway - 95,192 RSUs, Mr. Hansen - 95,192 RSUs and Mr. Corlesss - 91,942 RSUs.

Broad-Based Benefits

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and vision care coverage, disability insurance and life insurance, and our 401(k) plan.

Our Executive Compensation Process

        The Compensation Committee of our Board of Directors is responsible for determining the compensation for our named executive officers.  The Compensation Committee is composed entirely of non-employee directors who are “independent” as that term is defined in the applicable NASDAQ rules.  In determining executive compensation, our Compensation Committee annually reviews the performance of our executives with our Chief Executive Officer, and our Chief Executive Officer makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual incentive bonuses and performance measures, and grants of long-term equity incentive awards for each of our executives.  The Chairman of the Compensation Committee makes recommendations to the Compensation Committee with regards to the Chief Executive Officer’s compensation.  The Compensation Committee makes its determination regarding executive compensation and then recommends such determination to the Board of Directors.  The Board of Directors ultimately approves executive compensation.

As a result, the total amount of compensation that we paid to our executives, the types of executive compensation programs we maintained, and the amount of compensation paid to our executives under each program has been determined by our Compensation Committee and Board of Directors based on their understanding of the market, experience in making these types of decisions, and judgment regarding the appropriate amounts and types of executive compensation to provide.

Summary Compensation

The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid in the last three fiscal years to the Company's Named Executive Officers.

					All Other
Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Compensation ($)		Total ($)
		(1)	(2)	(3)
Andrew Marsh (4)	2010	375,000	-	-	12,526	(5)	387,526
President, Chief Executive Officer and	2009	382,212	57,562	1,775	48,742	(5)	490,291
Director	2008	272,596	109,835	832,000	127,864	(5)	1,342,295
Gerald A. Anderson	2010	258,654	-	-	12,526	(6)	271,180
Chief Financial Officer and	2009	254,807	50,150	1,775	12,526	(6)	319,258
Senior Vice President - Operations	2008	248,577	87,256	42,120	11,995	(6)	389,948
Gerard L. Conway, Jr. (7)	2010	200,000	-	-	180	(8)	200,180
General Counsel, Corporate Secretary	2009	203,846	38,300	1,775	180	(8)	244,101
and Senior Vice President - Government Relations	2008	197,693	80,500	42,120	7,757	(8)	328,070
Erik J. Hansen (9)	2010	209,034	-	-	9,346	(10)	218,380
Senior Vice President - Sales, Service	2009	181,000	37,400	1,775	9,158	(10)	229,333
and Hydrogen	2008	-	-	-	-		-
Adrian Corless (11)	2010	215,827	-	-	61,122	(12)	276,949
Chief Technology Officer,	2009	-	-	-	-		-
Senior Vice President - Engineering	2008	-	-	-	-		-
Mark A. Sperry (13)	2010	193,828	-	-	258,000	(14)	451,828
Senior Vice President and General	2009	262,962	18,602	1,775	12,430	(14)	295,769
Manager of Continuous Power Division	2008	257,231	77,399	42,120	11,499	(14)	388,249

(1)       This column represents the dollar amount of base salary actually paid to executives.  During 2009, our fiscal calendar included fifty-three (53) pay periods, and therefore, each executive earned one (1) additional week of base pay.

(2)       This column represents the aggregate grant date fair value of the stock award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. Fair value is calculated using the closing price of Plug Power stock on the date of grant. For additional information on stock awards, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2010, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(3)       This column represents the aggregate grant date fair value of the option award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures. For additional information on the valuation assumptions with respect to option awards, refer to note 14 of the Company’s consolidated financial statements in the Form 10-K for the year ended December 31, 2010, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executives.

(4)       Mr. Marsh was hired in April 2008, and therefore he received compensation in 2008 for nine months.

(5)       Includes the Company’s share of contributions on behalf of Mr. Marsh to the Plug Power 401(k) savings plan in the amount of $12,250, $12,250 and $10,130 in the years ended 2010, 2009 and 2008, respectively, payments of $276, $276 and $673 for supplemental life insurance premiums in the years ended 2010, 2009 and 2008, respectively, and payments of $36,216 and $117,061 for moving and relocation expenses in 2009 and 2008, respectively.

(6)       Includes the Company’s share of contributions on behalf of Mr. Anderson to the Plug Power 401(k) savings plan in the amount of $12,250, $12,250 and $11,443 in the years ended 2010, 2009 and 2008, respectively, and payments of $276, $276 and $552 for supplemental life insurance premiums in the years ended 2010, 2009 and 2008, respectively.

(7)       Mr. Conway became a named executive officer in 2008.

(8)       Includes the Company’s share of contributions on behalf of Mr. Conway to the Plug Power 401(k) savings plan in the amount of $0, $0 and $7,577 in the years ended 2010, 2009 and 2008, respectively, and  payments of $180, $180 and $180 for supplemental life insurance premiums in the years ended 2010, 2009 and 2008, respectively.

(9)       Mr. Hansen became a named executive officer in 2009.

(10)     Includes the Company’s share of contributions on behalf of Mr. Hansen to the Plug Power 401(k) savings plan in the amount of $9,346 and $9,158 in the years ended 2010 and 2009, respectively.

(11)     Mr. Corless became a named executive officer in 2010.

(12)     Includes the Company’s share of contributions on behalf of Mr. Corless of $120 for supplemental life insurance premiums in the year ended 2010, as well as a stipend of $61,000 related to moving and relocation expenses.

(13)     Mr. Sperry's position was eliminated as part of the Company's May 2010 restructuring to focus on harnessing commercial traction in the material handling market. He subsequently stepped down from his position as Senior Vice President and General Manager of the Company's Continuous Power Division on August 27, 2010.

    (14)     Includes the Company’s share of contributions on behalf of Mr. Sperry to the Plug Power 401(k) savings plan in the amount of $0, $12,250, and $11,125 in the years ended 2010, 2009 and 2008, respectively, and payments of $0, $180 and $374 for supplemental life insurance premiums in the years ended 2010, 2009 and 2008, respectively, and a severance payment of $258,000 in 2010.

Grants of Plan-Based Awards Table

        There were no equity awards granted to the named executive officers in 2010.

DISCUSSION OF SUMMARY COMPENSATION AND GRANTS OF PLAN-BASED AWARDS TABLES

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan Based Awards Table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our compensation plans and arrangements is set forth below.

Employment Agreements

The Company and Mr. Marsh are parties to an employment agreement which renews automatically for successive one-year terms unless Mr. Marsh or the Company gives notice to the contrary. Mr. Marsh receives an annual base salary of $375,000 and is eligible to: (i) receive an annual incentive bonus of up to an amount equal to fifty percent (50%) of his annual base salary; (ii) participate in all savings and retirement plans; and (iii) participate in all benefit and executive perquisites. Mr. Marsh’s employment may be terminated by the Company for “Cause”, as defined in the agreement, or by Mr. Marsh for “Good Reason”, as defined in the agreement, or without “Good Reason” upon written notice of termination to the Company. If Mr. Marsh’s employment is terminated by the Company for any reason other than cause, death or disability, or in the event that Mr. Marsh terminates his employment with the Company and is able to establish “Good Reason”, the Company is obligated to pay Mr. Marsh the sum of the following amounts:

(i)             any earned but unpaid annual base salary,

(ii)            incentive bonus earned but not yet paid,

(iii)           unpaid expense reimbursements,

(iv)          accrued but unused vacation, plus

(v)           any benefits that may have vested under any employee benefit plan of the Company through the date of termination; plus:

                                (a) one (1) times annual base salary and

(b) one (1) times the annual incentive bonus for the immediately preceding fiscal year.

In addition, Mr. Marsh is entitled to fully vest as of the date of termination in any outstanding restricted stock, stock options and other stock awards previously granted that would have vested had he remained an employee for an additional twelve (12) months following the date of termination. Furthermore, the Company is required to continue paying health insurance and other benefits to Mr. Marsh and his eligible family members for twelve (12) months following his termination. The agreement also provides, among other things, that if, within twelve (12) months after a “Change in Control”, as defined in the agreement, the Company terminates such executive’s employment without Cause, then such executive shall be entitled to :

(i)             receive a lump sum payment equal to three (3) times the sum of (1) his current annual base salary plus (2) his average annual incentive bonus over the three (3) fiscal years prior to the Change in Control (or his annual incentive bonus for the fiscal year immediately preceding to the Change of Control, if higher),

(ii)           continued vesting of his stock options and other stock-based awards for twelve (12) months following the Change of Control as if he had remained an active employee, and

(iii)          receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

The Company and Messrs. Anderson, Conway, Hansen and Corless are parties to Executive Employment Agreements pursuant to which if any of their employment is terminated by the Company for any reason other than “Cause”, as defined in the agreement, death or disability, or in the event that any terminates his employment with the Company and is able to establish “Good Reason”, as defined in the agreement, the Company is obligated to pay each the sum of the following amounts:

(i)            any earned but unpaid annual base salary,

(ii)           incentive bonus earned but not yet paid,

(iii)          unpaid expense reimbursements,

(iv)          accrued but unused vacation, plus

(v)           any benefits that may have vested under any employee benefit plan of the Company through the date of termination; plus (a) one (1) times annual base salary.

In addition, each is entitled to exercise any vested stock options for twelve (12) months following the date of termination. Furthermore, the Company is required to continue paying health insurance and other benefits to each and his eligible family members for twelve (12) months following his termination. The Executive Employment Agreements also provide, among other things, that if, within twelve (12) months after a “Change in Control”, as defined in the agreement, the Company terminates such executive’s employment without Cause, then such executive shall be entitled to:

(i)            receive a lump sum payment equal to the sum of (1) his average annual base salary over the three (3) fiscal years immediately prior to the Change of Control (or the executive’s annual base salary in effect immediately prior to the Change of Control, if higher) and (2) his average annual bonus over the three (3) fiscal years prior to the Change in Control (or the executive’s annual bonus in effect immediately prior to the Change of Control, if higher),

(ii)           continued vesting of his stock options for twelve (12) months following the Change of Control as if he had remained an active employee, and

(iii)          receive benefits, including health and life insurance for twelve (12) months following the Change of Control.

Annual Incentive Bonuses

We established incentive bonus potentials for each of our named executive officers as a percentage of that executive’s base salary according to the executives’ achievement of a number of predetermined performance goals, as described above under “Our Executive Compensation Programs – Annual Incentive Bonuses.”  With the exception of Mr. Marsh, each executive has the ability to earn a stock grant equivalent to between 0% and 30% of his base salary given his actual performance.  Mr. Marsh has the ability to earn a stock grant equivalent to between 0% and 50% of his base salary given his actual performance.  In 2010, no annual incentive awards in the form of stock grants were made to the named executive officers.

2010 Stock Option Grants

There were no equity awards granted to the named executive officers in 2010.

1999 Stock Option and Incentive Plan

Administration.  Our Board of Directors currently administers our 1999 Stock Option and Incentive Plan. The Compensation Committee of our Board of Directors is responsible for reviewing all of our executive compensation plans.

Eligibility.  All of our employees, consultants and non-employee directors are eligible to be granted awards under our 1999 Stock Option and Incentive Plan. An employee, consultant or non-employee director granted an award is a participant under our 1999 Stock Option and Incentive Plan.

Number of Shares Available for Issuance. The maximum number of shares of our common stock that are authorized for issuance under our 1999 Stock Option and Incentive Plan as of January 1, 2011 is 22,355,685. Shares issued under the 1999 Stock Option and Incentive Plan may be treasury shares or authorized but unissued shares.  In the event the number of shares to be delivered upon the exercise or payment of any award granted under the 1999 Stock Option and Incentive Plan is reduced for any reason or in the event that any award (or portion thereof) can no longer be exercised or paid, the number of shares no longer subject to such award shall be released from such award and shall thereafter be available under the 1999 Stock Option and Incentive Plan for the grant of additional awards.  Upon the occurrence of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the plan administrator may ratably adjust the aggregate number and affected class of securities available under the 1999 Stock Option and Incentive Plan.

Types of Awards. The plan administrator may grant the following types of awards under our 1999 Stock Option and Incentive Plan: stock options; restricted stock; or other stock-based awards. Stock options awarded under our 1999 Stock Option and Incentive Plan may be nonqualified stock options or incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. With the exception of incentive stock options, the plan administrator may grant, from time to time, any of the types of awards under our 1999 Stock Option and Incentive Plan to our employees, consultants and non-employee directors. Incentive stock options may only be granted to our employees.

        Stock Options. A stock option is the right to acquire shares of our common stock at a fixed price for a fixed period of time and generally is subject to a vesting requirement. To date, as a matter of practice, options have generally been subject to a three-year vesting period, with one-third of the total award vesting at the first anniversary of the grant date and the remainder vesting in equal thirds each anniversary thereafter.  A stock option will be in the form of a nonqualified stock option or an incentive stock option. The exercise price is set as the market price on the grant date.  The term of a stock option may not exceed ten years or five years in the case of incentive stock options granted to a 10% owner.  Our 1999 Stock Option and Incentive Plan also allows for the early exercise of unvested options, provided that right is permitted in the applicable stock option agreement. All outstanding unvested shares of our common stock acquired through early exercised options are subject to repurchase by us.  After termination of an optionee, he or she may exercise his or her vested options for the period of time stated in the stock option agreement.  If termination is for cause, vested options may no longer be exercised.  In all other cases, the vested options will remain exercisable for executives twelve (12) months.  However, an option may not be exercised later than its expiration date.

Restricted Stock.  A restricted stock award is an award entitling the recipient to acquire, at par value or such other higher purchase price determined by the administrator, shares of stock subject to such restrictions and conditions as the administrator may determine at the time of grant.  Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a restricted stock award is contingent on the participant executing the restricted stock award agreement.  Restricted stock awards are shares of our common stock that are subject to cancellation, restrictions and vesting conditions, as determined by the plan administrator.  Restricted stock awards generally vest over three years, beginning with one-third vesting one year after the date of grant, then pro-rata vesting monthly thereafter. Restricted stock awards are made pursuant to our 1999 Stock Option and Incentive Plan.

Other Awards.  The administrator of the 1999 Stock Option and Incentive Plan also may grant other forms of awards that generally are based on the value of our common stock as determined by the plan administrator to be consistent with the purposes of our 1999 Stock Option and Incentive Plan including restricted Stock units.  A restricted Stock unit is a commitment by the Company to issue a share of our Common Stock for each restricted Stock unit at the time that the restrictions set in forth in the award lapse or are satisfied.

Amendment and Discontinuance; Term.  The plan administrator may amend, suspend or terminate our 1999 Stock Option and Incentive Plan at any time, with or without prior notice to or consent of any person, except as would require the approval of our stockholders, be required by law or the requirements of the exchange on which our common stock is listed or would adversely affect a participant’s rights to outstanding awards without their consent. The Company’s shareholders approved an amendment to the 1999 Stock Option and Incentive Plan on May 16, 2001, and the date of this amendment constitutes the effective date of the 1999 Stock Option and Incentive Plan.  Unless terminated earlier, our 1999 Stock Option and Incentive Plan will expire on the tenth anniversary of its effective date, which is May 16, 2011.

 Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table provides information on the holdings of stock options by the Named Executive Officers as of December 31, 2010.   For additional information about the option awards and stock awards, see the description of equity incentive compensation in the section titled “Compensation Discussion and Analysis.”

	Option Awards				Stock Awards

						Equity Incentive Plan
						Awards: Market or
					Equity Incentive Plan	Payout Value Of
					Awards: Number of	Unearned Shares,
	Number of Securities	Number of Securities			Unearned Shares, Units, or	Units, or Other Rights
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Option Expiration	Other Rights That Have	That Have Not Yet
Name	Options	Options	Price ($)	Date	Not Yet Vested (1)	Vested ($) (2)

	Exercisable	Unexercisable			Unexercisable

Andrew Marsh	400,000		3.58	04/08/18	750,000	277,500
	834		0.95	05/20/19
		1,666	0.95	05/20/19

Gerald A. Anderson	45,000		3.33	07/09/17	461,539	170,769
	27,000		2.60	01/24/18
	834		0.95	05/20/19
		1,666	0.95	05/20/19

Gerard L. Conway, Jr.	1,871		8.53	11/14/11	276,923	102,462
	2,250		8.53	11/14/11
	8,000		6.73	12/22/13
	12,000		5.39	01/28/15
	30,000		5.58	02/01/16
	30,000		3.75	02/14/17
	27,000		2.60	01/24/18
	834		0.95	05/20/19
		1,666	0.95	05/20/19

Erik J. Hansen	50,000		0.86	10/29/18	276,923	102,462
	834		0.95	05/20/19
		1,666	0.95	05/20/19

Adrian Corless	30,000		3.24	04/04/17	267,469	98,964
	27,000		2.42	07/30/18
	834		0.95	05/20/19
		1,666	0.95	05/20/19

Mark A. Sperry	35,027		8.53	11/14/11
	20,000		9.20	02/10/14
	25,000		5.39	01/28/15
	40,000		5.58	02/01/16
	40,000		3.75	02/14/17
	27,000		2.60	01/24/18
	834		0.95	05/20/19

(1)   This column represents the number of shares that have not yet vested, and have not yet been earned.  The number of shares is based on achieving threshold performance of goals.

(2)   This column represents the market value of the unearned restricted stock awards using the stock price at the end of fiscal year 2010.

Option Exercises and Stock Vested in Fiscal 2010 Table

There were no option exercises or stock awards vested during the year for the named executive officers.

Potential Payments Upon Termination or Change-in-Control

The Company and Messrs. Marsh, Anderson, Conway, Hansen and Corless are parties to employment agreements, respectively, that provide for a potential payment upon termination for other than “Cause” as discussed above in Employment Agreements.

Such payments by the Company to any of Messrs. Marsh, Anderson, Conway, Hansen, or Corless are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company and in no event is the executive entitled to receive any such payment after he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in the executive’s respective agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive.  We agreed to provide severance payments to such executives in these circumstances based on our negotiations with each of our executives at the time they joined our Company, or as negotiated subsequent to hiring, and in order to provide a total compensation package that we believed to be competitive.  Additionally, we believe that providing severance upon a termination without cause can help to encourage our executives to take the risks that we believe are necessary for our Company to succeed and also recognizes the longer hiring process typically involved in hiring a senior executive.

 “Cause” shall mean (i) a willful act of dishonesty by the Executive with respect to any matter involving the Company or any subsidiary or affiliate, or (ii) conviction of the Executive of a crime involving moral turpitude, (iii)  the failure to perform to the reasonable satisfaction of the Board a substantial portion of the Executive’s duties and responsibilities assigned or delegated under this Agreement (other than any such failure after the Executive gives notice of termination for “Good Reason”), which failure continues, in the reasonable judgment of the Board, after written notice given to the Executive by the Board.  For purposes of this definition (i) hereof, no act, or failure to act, on the Executive’s part shall be deemed “willful” unless done, or omitted to be done, by the Executive without reasonable belief that the Executive’s act, or failure to act, was in the best interests of the Company and its subsidiaries and affiliates. “Cause” may also include (i) the failure or refusal of the named executive to render services to us in accordance with his obligations under the employment agreement or a determination by us that the named executive has failed to perform the duties of his employment; (ii) disloyalty, gross negligence, dishonesty, breach of fiduciary duty or breach of the terms of the employment agreement or the other agreements executed in connection therewith; (iii) the commission by the named executive of an act of fraud, embezzlement or disregard of our rules or policies or the commission by the named executive of any other action which injures us; (iv) acts which, in the judgment of our board of directors, would tend to generate adverse publicity toward us; (v) the commission, or plea of nolo contendere, by the named executive of a felony; (vi) the commission of an act which constitutes unfair competition with us or which induces any of our customers to breach a contract with us; or (vii) a breach by the named executive of the terms of the non-competition and non-solicitation agreement or the employee nondisclosure and developments agreement between us and the named executive.

        “Terminating Event” shall mean a termination by the Company of the employment of the Executive with the Company for any reason other than (i) a willful act of dishonesty by the Executive with respect to any matter involving the Company or any subsidiary or affiliate, or (ii) conviction of the Executive of a crime involving moral turpitude, or (iii) the gross or willful failure by the Executive to substantially perform the Executive’s duties with the Company, which failure is not cured within thirty (30) days after a written demand for substantial performance is received by the Executive from the Board of Directors of the Company (the “Board”) which specifically identifies the manner in which the Board believes the Executive has not substantially performed the Executive’s duties, or (iv) the failure by the Executive to perform his full-time duties with the Company by reason of his death or Disability.  For purposes of clauses (i) and (iii) of this Section 1(a), no act, or failure to act, on the Executive’s part shall be deemed “willful” unless done, or omitted to be done, by the Executive without reasonable belief that the Executive’s act, or failure to act, was in the best interests of the Company and its subsidiaries and affiliates.  For purposes of this Agreement, “Disability” shall mean the Executive’s incapacity due to physical or mental illness which has caused the Executive to be absent from the full-time performance of his duties with the Company for a period of six (6) consecutive months if the Company shall have given the Executive a Notice of Termination and, within thirty (30) days after such Notice of Termination is given, the Executive shall not have returned to the full-time performance of his duties.

If Mr. Marsh had been terminated without cause on December 31, 2010, the approximate value of the severance package, including, as mentioned above in Employment Agreements, salary, benefits and equity awards, under his employment agreement would have been $466,792. This includes an acceleration of any remaining unvested options granted to such named executive under the 1999 Stock Option and Incentive Plan. If Mr. Anderson, Conway, Hansen or Corless had been terminated without cause on December 31, 2010, the approximate value of the severance packages, including, as mentioned above in Employment Agreements, salary, benefits and equity awards, under the employment agreement for such named executive would have been for Mr. Anderson $366,090, for Mr. Conway $261,934, for Mr. Hansen $293,147 and Mr. Corless $293,504.

Mr. Sperry was formerly a party to an employment agreement with the Company that provided for a payment upon termination for other than "Cause."  Mr. Sperry's position was eliminated as part of the Company's May 2010 restructuring to focus on harnessing commercial traction in the material handling market. He subsequently stepped down from his position as Senior Vice President and General Manager of the Company's Continuous Power Division on August 27, 2010.  In accordance with the terms of his employment agreement, the Company made a severance payment to Mr. Sperry in the amount of $258,000.

The Company and Messrs. Marsh, Anderson, Conway, Hansen, and Corless are parties to employment agreements, respectively, that provide for a potential payment upon a “Change of Control”, as discussed above in Employment Agreements.  Such payments by the Company to the executive are subject to the executive signing a general release of claims in a form and manner satisfactory to the Company and in no event is Messrs. Marsh, Anderson, Conway, Hansen or Corless  entitled to receive any such payment after he breaches the Employee Patent, Confidential Information and Non-Compete Agreement referenced in the executives respective agreement or any non-compete, non-solicit or non-disclosure covenants in any agreement between the Company and such executive.

“Change in Control” shall be deemed to have occurred in any one of the following events:

(i)        any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (other than the Company, any of its subsidiaries, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries, OGK-3, together with all Affiliates and Associates (as such terms are hereinafter defined) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the then outstanding shares of common stock of the Company (the “Stock”) (other than as a result of an acquisition of securities directly from the Company); or

(ii)       persons who, as of the effective date of this Agreement (the “Effective Date”), constitute the Company’s Board of Directors (the “Incumbent Directors”) cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(iii)      Upon (A) the consummation of any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, did not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, shares representing in the aggregate more than 50% of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) the consummation of any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) the completion of a liquidation or dissolution that has been approved by the stockholders of the Company; or

(iv)     OGK-3, together with all Affiliates and Associates (as such terms are hereinafter defined) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the then outstanding Stock (other than as a result of an acquisition of securities directly from the Company).

For purposes of this Agreement, “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act, as in effect on the date of this Agreement; provided, however, that no person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his position as director or officer of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred for purposes of the foregoing clauses (i) or (iv) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Stock outstanding, increases the proportionate number of shares of Stock beneficially owned by any person to 25% or more (or 50% or more in the case of clause (iv)) of the shares of Stock then outstanding; provided, however, that if any such person shall at any time following such acquisition of securities by the Company become the beneficial owner of any additional shares of Stock (other than pursuant to a stock split, stock dividend, or similar transaction) and such person immediately thereafter is the beneficial owner of 25% or more (or 50% or more in the case of clause (iv)) of the shares of Stock then outstanding, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (i) or (iv), as applicable.

 “Change-in-control” may also generally mean any of the following: (1) a sale or other disposition of all or substantially all of our assets; or (2) a merger or consolidation after which our voting securities outstanding immediately before the transaction cease to represent at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction.  We agreed to provide payments to these executives in these circumstances in order to provide a total compensation package that we believed to be competitive.  Additionally, the primary purpose of our equity-based incentive awards is to align the interests of our executives and our stockholders and provide our executives with strong incentives to increase stockholder value over time.  As change-in-control transactions typically represent events where our stockholders are realizing the value of their equity interests in our Company, we believe it is appropriate for our executives to share in this realization of stockholder value, particularly where their employment is terminated in connection with the change-in-control transaction.  We believe that this will also help to better align the interests of our executives with our stockholders in pursuing and engaging in these transactions.

If a change-in-control had occurred on December 31, 2010 and on that date Messrs. Marsh, Anderson, Conway, Hansen or Corless had been terminated without Cause, experienced a material negative change in his or her compensation or responsibilities or was required to be based at a location more than fifty (50) miles from his or her current work location, the value of the change-of-control provisions, including, as mentioned above, salary, benefits, vested equity awards and expected bonus, under the employment or executive severance agreements for each such named executive would have been as follows: Mr. Marsh $1,386,646, Mr. Anderson $365,975, Mr. Conway $251,893, Mr. Hansen $280,074 and Mr. Corless $281,100.

The following Report of the Compensation Committee of the Board of Directors on Executive Compensation will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

Compensation Committee Report

The Compensation Committee reviews and evaluates individual executive officers and determines the compensation for each executive officer (See the section entitled “Executive Compensation”). The Compensation Committee also oversees management’s decisions concerning the performance and compensation of other Company officers, administers the Company’s incentive compensation and other stock-based plans, evaluates the effectiveness of its overall compensation programs, including oversight of the Company’s benefit, perquisite and employee equity programs, and reviews the Company’s management succession plans. A more complete description of the Compensation Committee’s functions is set forth in the Compensation Committee’s charter which is published on the “Investors” section of the Company’s website at www.plugpower.com. Each member of the Compensation Committee is an independent director as defined in the NASDAQ Rules.

In general, the Compensation Committee designs compensation to attract, retain and motivate a superior executive team, reward individual performance, relate compensation to Company goals and objectives and align the interests of the executive officers with those of the Company’s stockholders. We rely upon our judgment about each individual—and not on rigid guidelines or formulas, or short-term changes in business performance—in determining the amount and mix of compensation elements for each senior executive officer. Key factors affecting our judgments include: the executive’s performance compared to the goals and objectives established for the executive at the beginning of the year; the nature, scope and level of the executive’s responsibilities; the executive’s contribution to the Company’s financial results; the executive’s effectiveness in leading the Company’s initiatives to increase customer value, productivity and revenue growth; and the executive’s contribution to the Company’s commitment to corporate responsibility, including the executive’s success in creating a culture of unyielding integrity and compliance with applicable law and the Company’s ethics policies.

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with Management.  Based on its review and discussions with Management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2010 and the Company’s 2011 Proxy statement.  This report on executive compensation for Fiscal 2009 is provided by the undersigned members of the Compensation Committee of the Board of Directors.

Gary K. Willis (Chairman)

George C. McNamee

Compensation Committee Interlocks and Insider Participation

During Fiscal 2010, Messrs. Willis (Chairman) and McNamee served as members of the Compensation Committee.  None of them had any relationship with the Company requiring disclosure under applicable rules and regulations of the SEC.

PROPOSAL 2:  APPROVAL OF AMENDMENT TO THE COMPANY’S CHARTER

TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

Introduction

        The Board of Directors is recommending that the stockholders approve the Company’s Second Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Charter”) to effect a reverse stock split of the Company’s outstanding shares of Common Stock at a ratio within a range of 1:4 to 1:20, inclusive. If this proposal is approved, the Board of Directors or a committee of the Board of Directors will have the authority to decide, within 12 months from the Annual Meeting, whether to implement the split and the exact amount of the split within this range, if it is to be implemented. If the Board of Directors decides to implement the split, it will become effective at 5:00 p.m. (eastern time) on a date to be specified in the amendment to the Charter to be filed with the Secretary of State of the State of Delaware (the “Effective Time” and “Effective Date”). If the reverse split is implemented, the number of issued and outstanding shares of Common Stock would be reduced in accordance with the exchange ratio selected by the Board of Directors or committee. The total number of authorized shares of Common Stock would remain unchanged at its current total of 245,000,000. The form of amendment to the Charter to effect the reverse split is attached as Appendix A to this Proxy Statement.

Purpose and Background of the Reverse Split

        The Board of Directors’ primary objectives in proposing the reverse split are to raise the per share trading price of our Common Stock and to increase the number of shares of our authorized but unissued Common Stock. The Board of Directors believes that the reverse split would, among other things, (i) better enable the Company to maintain the listing of its Common Stock on The NASDAQ Capital Market, (ii) facilitate higher levels of institutional stock ownership, where investment policies generally prohibit investments in lower-priced securities and (iii) better enable the Company to raise funds to finance its planned operations.

        The Company’s Common Stock has been listed on The NASDAQ Capital Market since June 7, 2010, when the Company’s stock was transferred from The NASDAQ Global Market. On January 20, 2011, the Company presented its plan to regain and sustain compliance with the minimum $1.00 bid price requirement for continued listing on The NASDAQ Capital Market, as set forth in Listing Rule 5550(a)(2), before the NASDAQ Listing Qualifications Panel (the “Panel”). On February 1, 2011, the Company received a determination from the Panel indicating that the Panel had granted the Company’s request for continued listing on The NASDAQ Capital Market pursuant to an extension of time. In accordance with the Panel’s decision, on or before June 6, 2011, the Company must evidence compliance with the minimum price bid requirement for a minimum of ten consecutive business days. Under NASDAQ’s rules, June 6, 2011 represents the maximum length of time that the Panel may grant the Company to regain compliance with the bid requirement.

        If a delisting from The NASDAQ Capital Market were to occur, the Common Stock would then likely trade on the OTC Bulletin Board or in the “pink sheets.” These alternative markets are generally considered to be less efficient than, and not as broad as, The NASDAQ Capital Market.

        The closing sale price of the Company's Common Stock on April 8, 2011 was $0.68 per share. The Board of Directors has considered the potential harm to the Company of a delisting from The NASDAQ Capital Market and believes that a reverse stock split would help the Company regain compliance with NASDAQ’s minimum bid price listing standard.

        The Board of Directors further believes that an increased stock price may encourage investor interest and improve the marketability of the Company’s Common Stock to a broader range of investors, and thus improve liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board of Directors believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in the Company’s Common Stock.

        Furthermore, the Board of Directors believes that the reverse split would facilitate the Company’s efforts to raise capital to fund its planned operations. As previously disclosed in the Company’s periodic reports filed with the SEC, the Company will need to raise additional capital and may elect to do so through the issuance of equity securities. The reverse split would reduce the number of shares of Common Stock outstanding without reducing the total number of authorized shares of Common Stock. As a result, the Company would have a larger number of authorized but unissued shares from which to issue additional shares of Common Stock, or securities convertible or exercisable into shares of Common Stock, in equity financing transactions.

        The purpose of seeking stockholder approval of a range of exchange ratios from 1:4 to 1:20 (rather than a fixed exchange ratio) is to provide the Company with the flexibility to achieve the desired results of the reverse stock split. If the stockholders approve this proposal, the Board of Directors or a committee of the Board of Directors would effect a reverse stock split only upon the Board of Directors or committee’s determination that a reverse stock split would be in the best interests of the Company at that time. If the Board of Directors were to effect a reverse stock split, the Board of Directors would set the timing for such a split and select the specific ratio within the range of 1:4 to 1:20, inclusive. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and the Board of Directors or a committee of the Board of Directors determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse split, including the specific ratio selected by the Board of Directors or committee. If the Board of Directors or a committee of the Board of Directors does not implement the reverse stock split within 12 months from the Annual Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company.

Material Effects of Proposed Reverse Stock Split

        The Board of Directors believes that the reverse split will increase the price level of the Company’s Common Stock in order to, among other things, ensure continued compliance with The NASDAQ Capital Market’s minimum bid price listing standard and generate interest in the Company among investors. The Board of Directors cannot predict, however, the effect of the reverse split upon the market price for the Common Stock, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of Common Stock after the reverse split may not rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split, which would reduce the market capitalization of the Company. The market price per post-reverse split share may not remain in excess of the $1.00 minimum bid price as required by The NASDAQ Capital Market, or the Company may not otherwise meet the additional requirements for continued listing on The NASDAQ Capital Market. The market price of the Common Stock may also be based on our performance and other factors, the effect of which the Board of Directors cannot predict.

        The reverse split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the reverse split results in any of stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will make arrangements with the Company’s transfer agent or exchange agent to aggregate all fractional shares otherwise issuable in the reverse stock split and sell these whole shares as soon as possible after the Effective Date at then prevailing market prices on the open market on behalf of those holders, and then pay each such holder his, her or its pro rata potion of the total net sale proceeds.

        The principal effects of the reverse split will be that (i) the number of shares of Common Stock issued and outstanding will be reduced from 132,784,673 shares as of March 31, 2011 to a range of 33,196,168 to 6,639,233 shares, depending on the exact split ratio chosen by the Board of Directors or a committee of the Board of Directors, (ii) the conversion ratio for all outstanding shares of the Preferred Stock will be adjusted such that the number of shares of Common Stock issuable upon the conversion of the Preferred Stock will be reduced to one-fourth  to one-twentieth of the number of shares of Common Stock that were issuable upon conversion of the Preferred Stock immediately before the Effective Date, (iii) all outstanding options and warrants entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise of their options or warrants, one-fourth  to one-twentieth of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the reverse split, at an exercise price equal to four to twenty times the exercise price specified before the reverse split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the reverse split and (iv) the number of shares reserved for issuance pursuant to the Company’s 1999 Stock Option and Incentive Plan and Employee Stock Purchase Plan and will be reduced to one-fourth  to one-twentieth of the number of shares currently included in each such plan.

        The reverse split will not affect the par value of the Common Stock. As a result, on the Effective Date of the reverse split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be reduced to one-fourth  to one-twentieth of its present amount, depending on the exact amount of the split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be retroactively increased for each period because there will be fewer shares of Common Stock outstanding.

        The amendment will not change the terms of the Common Stock. After the reverse split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Each stockholder’s percentage ownership of the new Common Stock will not be altered except for the effect of eliminating fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

        Because the Company will not reduce the number of authorized shares of Common Stock, the overall effect will be an increase in authorized but unissued shares of Common Stock as a result of the reverse stock split. These shares may be issued at the Board of Directors’ discretion. Any future issuances will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.

        The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

        If the reverse split is approved by the Company's stockholders, and the Board of Directors or a committee of the Board of Directors determines it is in the best interests of the Company to effect the split, the reverse stock split would become effective at 5:00 p.m. (eastern time) on the Effective Date. Upon the filing of the amendment, all of the Company’s existing Common Stock will be converted into new Common Stock as set forth in the amendment.

        As soon as practicable after the Effective Date, stockholders will be notified that the reverse split has been effected. American Stock Transfer & Trust Company, the Company’s transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-reverse split shares will be asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to the Company’s stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. Stockholders whose shares are held in book-entry form do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the reverse split. Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

Fractional Shares

       Stockholders will not receive fractional post-reverse stock split shares in connection with the reverse stock split.  Instead, the Company's transfer agent will aggregate all fractional shares and sell them as soon as practicable after the Effective Date at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share.  After the transfer agent's completion of such sale, stockholders will receive a cash payment from the Company's transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.

      If a stockholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the stockholder will receive payment as soon as practicable after the Effect Date and after the stockholder has submitted an executed transmittal letter and surrendered all certificates held by such stockholder immediately prior to the Effective Date representing shares of Common Stock. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee, the stockholder should contact his/her bank, broker, custodian or other nominee for information on the treatment and processing of fractional shares by his/her bank, broker, custodian or other nominee.  A stockholder who holds shares in book-entry form will receive payment for any fractional shares as soon as practicable after the Effective Date without need for further action by the stockholder.  The cash payment is subject to applicable federal and state income tax and state abandoned property laws.  No transaction costs will be assessed on stockholders for the cash payment.  Stockholders will not be entitled to receive interest for the period of time between the effective time of the reverse stock split and the date payment is made for their fractional share interest in the Common Stock.

Criteria to Be Used for Decision to Apply the Reverse Stock Split

        If the stockholders approve the reverse stock split, the Board of Directors or a committee of the Board of Directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, the Board of Directors or committee will consider a number of factors, including market conditions, existing and expected trading prices of the Company’s Common Stock, The NASDAQ Capital Market listing requirements, the Company’s additional funding requirements and the amount of the Company’s authorized but unissued Common Stock.

No Dissenter’s Rights

        Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to the Charter to effect the reverse stock split, and the Company does not intend to independently provide stockholders with any such right.

Certain Material U.S. Federal Income Tax Considerations

The following description of material U.S. federal income tax considerations regarding the reverse stock split is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority, and current administrative rulings and interpretations as in effect on the date of this proxy statement.  These authorities are subject to change, including possibly with retroactive effect, which could alter the U.S. federal income tax consequences described below.  We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax consequences of the reverse stock split.

This discussion is intended to provide only a general summary to stockholders who hold their shares of Common Stock as capital assets and does not discuss the tax consequences of any other transaction that may occur before, after, or at the same time as the reverse stock split.  This discussion does not address other federal taxes (such as the alternative minimum tax or gift or estate taxes) or tax considerations under state, local or foreign laws.  This discussion does not address every aspect of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation:  (i) partnerships, subchapter S corporations, trusts or other pass-through entities; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies;  (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) foreign persons, foreign entities or U.S. expatriates; (viii) stockholders whose functional currency is not the U.S. dollar; or (ix) persons who hold our Common Stock as part of a hedging, straddle, conversion or other risk reduction transaction.

Tax Consequences to the Company

The Company will not recognize gain or loss as a result of the reverse stock split.

Tax Consequences to the Stockholders of the Reverse Stock Split

A stockholder generally will not recognize gain or loss on the reverse stock split, except in respect of cash, if any, received in lieu of a fractional share interest.  In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

A holder of the pre-split shares who receives cash generally will be treated as having exchanged a fractional share interest for cash in a redemption that is subject to Section 302 of the Code.  The redemption will be treated as a sale of the fractional share, and not as a distribution under Section 301 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the holder, (b) results in a “complete termination” of the holder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the holder, in each case taking into account shares both actually and constructively owned by such holder (under certain constructive ownership rules).  A distribution is not essentially equivalent to a dividend if the holder undergoes a “meaningful reduction” in the holder’s proportionate interest.  If the redemption is treated as a sale, the holder will recognize capital gain or loss equal to the difference between the portion of the tax basis of the post-split shares allocated to the fractional share interest and the cash received.  If the redemption does not meet one of the Section 302 tests, the cash distribution will be treated as a distribution under Section 301 of the Code.  In such case, the cash distribution will be treated as a dividend to the extent of our current and accumulated earnings and profits allocable to the distribution, and then as a recovery of basis to the extent of the holder’s tax basis in his or her shares (which, for these purposes, may include the holder’s tax basis in all of his or her shares rather than only the holder’s tax basis in his or her fractional share interest, although the law is not entirely clear), and finally as gain from the sale of stock.

Whether a holder who receives cash in lieu of fractional shares will have a meaningful reduction in ownership will depend on all of the facts and circumstances existing at and around the time of the reverse stock split, including the size of the holder’s percentage interest in our Common Stock before and after the reverse stock split.  In this regard, the IRS has indicated in published rulings that any reduction in the percentage interest of a public company stockholder whose relative stock interest is minimal (an interest of less than 1% of the outstanding Company Common Stock should satisfy this requirement) and who exercises no control over corporate affairs should constitute a meaningful reduction in such stockholder’s interest.

We recommend that stockholders consult their own tax advisors to determine the extent to which their fractional share redemption is treated as a sale of the fractional share or as a distribution under Section 301 of the Code and the tax consequences thereof.

Other Tax Considerations for Stockholders

The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder depending upon the jurisdiction in which such stockholder resides.  Stockholders are urged to consult their own tax advisors regarding the specific tax consequences to them of the reverse stock split, including the applicable federal, state, local and foreign tax consequences, if any.

        Information Reporting and Backup Withholding

Payment of cash in lieu of fractional shares within the United States or conducted through certain U.S. related financial intermediaries is subject to both backup withholding and information reporting unless the beneficial owner certifies under penalties of perjury that he or she is not a U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. holder) or the stockholder otherwise establishes an exemption.  Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Vote Required for Approval

        The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock as of the record date is required to approve the amendment of the Charter to effect a reverse split of the Common Stock in the range of 1:4 to 1:20, inclusive. Abstentions and broker non-votes will not be counted as having been voted on the proposal, and therefore will have the same effect as negative votes.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE AMENDMENT TO THE COMPANY’S CHARTER

TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

PROPOSAL 3: APPROVAL OF THE PLUG POWER INC. 2011 STOCK OPTION AND INCENTIVE PLAN

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the current employees, consultants, officers and non-employee directors and prospective employees of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of participants in the plan with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On March 31, 2011, the Board of Directors adopted the 2011 Stock Option and Incentive Plan (the “2011 Plan”), subject to the approval of the Company’s stockholders. The 2011 Plan will replace the Company’s expiring 1999 Stock Option and Incentive Plan (the “1999 Stock Option Plan”), which would terminate effective immediately upon the approval by the Company’s stockholders of the 2011 Plan.  The 1999 Stock Option Plan is scheduled to expire on May 16, 2011.  The 2011 Plan provides flexibility to the Company’s Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce. Following approval of the 2011 Plan by the stockholders, the Company will no longer make any grants under the 1999 Stock Option Plan.

The material features of the 2011 Plan are:

  The maximum number of shares to be issued under the 2011 Plan is the sum of (i) 10,000,000shares of Common Stock, plus (ii) the number of shares of Common Stock underlying any grants pursuant to the 2011 Plan or the 1999 Stock Option Plan that are forfeited, canceled , repurchased or are terminated (other than by exercise);

  The award of stock options (both incentive and non-qualified options), stock appreciation rights, deferred stock awards, restricted stock, unrestricted stock, cash-based awards and performance share awards is permitted; and

  The 2011 Plan will be administered by the Compensation Committee of the Board.  The Compensation Committee, in its discretion, may grant a variety of incentive awards based on the common stock of the Company.

Based solely on the closing price of the Company’s common stock as reported on the NASDAQ Capital Market on April 8, 2011, the maximum aggregate market value of the 10,000,000 shares that could potentially be issued under the 2011 Plan is $0.68.  The shares issued by the Company under the 2011 Plan will be authorized but unissued shares.  Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding shall not be available for future issuance under the 2011 Plan.

To ensure that certain awards granted under the 2011 Plan, including awards of restricted stock and deferred stock awards, to a “Covered Employee” (as defined in the Internal Revenue Code of 1986 (the “Code”)) qualify as “performance‑based compensation” under Section 162(m) of the Code, the 2011 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria (which shall be applicable to the organizational level specified by the Compensation Committee including, but not limited to, the Company or a unit, division, group or subsidiary of the Company) which are limited to the following: (i) earnings before interest, taxes, depreciation and amortization (ii) return on equity, assets, capital or investment:  (iii) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (iv) cash flow (including, but not limited to, operating cash flow and free cash flow); (v) total stockholder return; (vi) changes in the market price of the Company’s Common Stock; (vii) sales or market share; (viii) earnings (loss) per share of the Company’s Common Stock; (ix) economic value-added; (x) sales or revenue; (xi) acquisitions or strategic transactions; (xii) achievement of project development milestones; (xiii) operating income (loss); (xiv) return on sales; (xv) gross or net profit levels; (xvi) productivity; (xvii) expense; (xviii) margins; (xix) operating efficiency; (xx) capital raising transactions; (xxi) debt transactions; (xxii) working capital; and (xxiii) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle.  Subject to adjustments for stock splits and similar events, the maximum award of restricted stock or deferred stock (or combination thereof) granted to any one individual that is intended to qualify as “performance‑based compensation” under Section 162(m) of the Code will not exceed 2,500,000 shares for any performance cycle, and incentive stock options with respect to no more than 2,000,000 shares may be granted to any one individual during any calendar year period.

Summary of the 2011 Plan

The following description of certain features of the 2011 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the 2011 Plan that is attached hereto as Appendix B.

Plan Administration.  The Compensation Committee has the power and authority to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the 2011 Plan.  The Compensation Committee may delegate to the Chief Executive Officer of the Company the authority to grant awards at fair market value to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.

Eligibility and Limitations on Grants.  Persons eligible to participate in the 2011 Plan will be those officers, employees, non-employee directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the Compensation Committee.  Approximately 140 individuals are currently eligible to participate in the 2011 Plan.

The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 2,000,000 shares (subject to adjustment for stock splits and similar events) for any calendar year period.  If any award of restricted stock or deferred stock granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 2,500,000 shares (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.

Stock Options.  The 2011 Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2011 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons.  The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.  The Compensation Committee will determine at what time or times each option may be exercised.  Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee.  Options may be exercised in whole or in part with written ore electronic notice to the Company.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee.  Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.  In addition, no more than 10,000,000 shares may be awarded under the 2011 Plan as incentive options.

Stock Appreciation Rights.  The Compensation Committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine, provided that (1) the exercise price of a stock appreciation right shall not be less than 100% of the fair market value of the Common Stock on the date of grant and (2) the term of each stock appreciation right fixed by the Compensation Committee shall not exceed ten years.

Restricted Stock.  The Compensation Committee may award shares to participants subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified restricted period.  A grant of restricted stock shall be contingent on the grantee executing a restricted stock award agreement.

Deferred Stock Awards.  The Compensation Committee may award phantom stock units as deferred stock awards to participants.  Phantom stock units are ultimately payable in the form of shares and may be subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period.  In the Compensation Committee’s sole discretion and subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock award.

Unrestricted Stock.  The Compensation Committee may grant shares (at no cost or for a purchase price determined by the Committee) that are free from any restrictions under the 2011 Plan.  Unrestricted stock may be issued to participants in recognition of past services or other valid consideration and may be issued in lieu of cash compensation to be paid to such individuals.

Tax Withholding.  Participants in the 2011 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards.  Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.

Change in Control Provisions.  The 2011 Plan provides that in the event of a sale event (as defined in the 2011 Plan) resulting in a change in control of the Company, to the extent that the parties to such sale event do not agree that the outstanding awards under the 2011 Plan will be assumed or continued by the successor entity, all stock options and stock appreciation rights will automatically become fully exercisable and conditions and restrictions relating solely to the passage of time and continued employment on all other awards will automatically be deemed waived, except as the Compensation Committee may otherwise provide in the relevant award agreement.  Awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a change in control in the Compensation Committee’s discretion.  In addition, in the event of a sale event in which the Company’s stockholders will receive cash consideration, the Company may make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights or provide participants with a specified period of time prior to the consummation of the sale event to exercise all outstanding options and stock appreciation rights.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the 2011 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.  Any amendments that materially change the terms of the 2011 Plan, including any amendments that increase the number of shares reserved for issuance under the 2011 Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2011 Plan, or materially change the method of determining the fair market value of the Company’s common stock, will be subject to approval by stockholders.  Amendments shall also be subject to approval by the Company’s stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2011 Plan qualifies as performance-based compensation under Section 162(m) of the Code.  In addition, except in connection with a reorganization or other similar change in the capital stock of the Company or a merger or other transaction, the Compensation Committee may not without prior stockholder approval  reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants.

Effective Date of 2011 Plan

The Board adopted the 2011 Plan on March 31, 2011, and the 2011 Plan becomes effective on the date it is approved by stockholders.  Awards of incentive options may be granted under the 2011 Plan until March 31, 2021.  No other awards may be granted under the 2011 Plan after the date that is 10 years from the date of stockholder approval.  If the 2011 Plan is not approved by stockholders, the 1999 Stock Option Plan will continue in effect until it expires, and awards may be granted thereunder, in accordance with its terms.

Equity Compensation Plan Information at December 31, 2010

The following table provides information as of December 31, 2010 regarding shares of Common Stock that may be issued under the Company’s equity compensation plans consisting of the 1999 Stock Option Plan.  The table sets forth the total number of shares of Common Stock issuable upon the exercise of outstanding options as of December 31, 2010 and the weighted average exercise price of these options.

Equity Compensation Plan Information

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))(c)
Equity compensation plans approved by security holders	8,842,774	(1)	$2.19	6,699,873	(2)
Equity compensation plans not approved by security holders	-		-	-

Total	8,842,774		$2.19	6,699,873

(1)	Represents 4,463,251 outstanding options and 4,379,523 shares of unvested restricted stock issued under the 1999 Stock Option Plan.
(2)

Includes 6,610,547 shares available for future issuance under the 1999 Stock Option Plan and 89,326 shares available for future issuance under the 1999 Employee Stock Purchase Plan. The 1999 Stock Option Plan incorporates an evergreen formula pursuant to which the aggregate number of shares reserved for issuance under the 1999 Stock Option Plan will increase on the first day of January and July each year. On each January 1 and July 1, the aggregate number of shares reserved for issuance under the 1999 Stock Option Plan increases by 16.4% of any net increase in the total number of outstanding shares since the preceding July 1 or January 1, as the case may be. In accordance with this formula, on January 1, 2011, the maximum number of shares remaining available for future issuance under the 1999 Stock Option Plan is 6,714,127.

 Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2011 Plan.  It does not describe all federal tax consequences under the 2011 Plan, nor does it describe state or local tax consequences.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option.  In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted.  Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares.  Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Parachute Payments

The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on the Company’s Deductions

As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2011 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The 2011 Plan is structured to allow grants to qualify as performance-based compensation.

Vote Required for Approval

A quorum being present, the affirmative vote of a majority of shares of common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal is required for the approval of the 2011 Plan.  For purposes of determining whether this proposal has passed, abstentions will be treated as votes cast against this proposal, while broker non-votes will not be treated as votes cast on this proposal and those non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE APPROVAL OF THE PLUG POWER INC. 2011 STOCK OPTION AND INCENTIVE PLAN

PROPOSAL 4:  ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

In accordance with recently adopted provisions of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our Named Executive Officers, which is described in the section titled “Compensation Discussion and Analysis” in this Proxy Statement. Accordingly, the following resolution will be submitted for a stockholder vote at the 2011 Annual Meeting:

“RESOLVED, that the stockholders of Plug Power Inc. (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, in the Compensation Discussion and Analysis section, compensation tables and narrative discussion set forth in the Proxy Statement for this Annual Meeting.”

As described in the section titled “Compensation Discussion and Analysis,” our executive compensation program is designed to (1) attract and retain talented and experienced executives, (2) motivate and reward executives whose knowledge, skills and performance are critical to our success, (3) provide a competitive compensation package which is weighted towards pay-for-performance and in which total compensation is primarily determined by Company and individual results and the creation of shareholder value, (4) ensure fairness among the executive management team by recognizing the contributions each executive makes to our success, and (5) motivate our executives to manage our business to meet our short- and long-term objectives and reward them for meeting these objectives. In order to align executive compensation with the interests of our stockholders, an important portion of compensation for our Named Executive Officers is “at risk,” or contingent upon the successful achievement of annual as well as long-term strategic corporate goals that we believe will drive stockholder value. Stockholders are urged to read the Compensation Discussion and Analysis section of this Proxy Statement, which more thoroughly discusses how our compensation policies and procedures implement our compensation philosophy and objectives. The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its objectives.

This vote is only advisory and will not be binding upon the Company or the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with the Company’s stockholders and encourages all stockholders to vote their shares on this matter.

Vote Required for Approval

A quorum being present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is necessary to approve this resolution. Even though this vote will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. For purposes of determining whether this proposal has passed, abstentions will be treated as votes cast against this proposal, while broker non-votes will not be treated as votes cast on this proposal and those non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE OVERALL COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

UNLESS OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THIS RESOLUTION.

PROPOSAL 5:  FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

Overview

In accordance with recently adopted provisions of Section 14A of the Exchange Act, we are providing the Company’s stockholders the opportunity to cast a non-binding, advisory vote on whether a non-binding, advisory stockholder resolution to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years. The Board recommends that stockholders vote to hold an advisory vote on executive compensation triennially.

The Board believes that, of the three choices, submitting a non-binding, advisory vote on executive compensation resolution to stockholders every three years is the most appropriate choice. The Company believes that stockholder feedback every three years will be more useful as it will provide stockholders with a sufficient period of time to evaluate the overall compensation of the Named Executive Officers, the components of that compensation and the effectiveness of that compensation. The amount of compensation and mix of components of such compensation in any one year may differ from year to year, and the three year period will provide stockholders with a more complete view of the amount and mix of that compensation. The triennial advisory vote on executive compensation will provide stockholders with the benefit of assessing over a period of years whether the components of the compensation paid to the Named Executive Officers have achieved positive results for the Company.

In particular, the three-year period will provide stockholders with the ability to assess the effectiveness of the Company’s awards of long-term incentive compensation. Consistent with the Company’s emphasis on performance-based incentive compensation, these long-term incentive awards represent a significant portion of total executive compensation.  The Company uses long-term equity incentive awards in order to align the interests of the Company’s executives and the Company’s stockholders by providing executives with strong incentives to increase stockholder value and a significant reward for doing so. A triennial vote will enable stockholders to evaluate the effectiveness of long-term equity incentive awards, which is a significant portion of executive compensation, in achieving these objectives over a longer period of time, which is consistent with the long-term nature of this form of compensation and the Company’s corresponding long-term business strategies and objectives.

Vote Required for Approval

A quorum being present, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is necessary to approve this resolution. However, because this vote is advisory and non-binding, if none of the frequency options receive a majority of the votes cast, the option receiving the greatest number of votes will be considered the frequency recommended by the Company’s stockholders. Even though this vote will neither be binding on the Company or the Board nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board, the Board will take into account the outcome of the vote in making a determination on the frequency at which advisory votes on executive compensation will be included in the Company’s proxy statement.  For purposes of determining whether this proposal has passed, abstentions will be treated as votes cast against this proposal, while broker non-votes will not be treated as votes cast on this proposal and those non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS BE INCLUDED IN THE COMPANY’S PROXY STATEMENT EVERY THREE (3) YEARS.

UNLESS OTHERWISE INSTRUCTED, PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF INCLUDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION IN THE COMPANY’S PROXY STATEMENT EVERY THREE (3) YEARS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions to disclose.  The Company’s Board of Directors adopted a related party transaction policy in October of 2006.  This policy requires that the Company’s General Counsel, together with outside counsel as necessary, evaluate potential transaction before the Company enters into any agreements with a related party.  Certain transactions may require the Board of Directors’ and its Audit Committee’s approval. The policy defines a “related party” as: (i) the Company’s directors or executive officers, (ii) the Company’s director nominees, (iii) security holders known to Plug Power to beneficially own more than 5% of any class of Plug Power’s voting securities, or (iv) the immediate family members1 of any of the persons listed in items (i) – (iii).

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of Common Stock as of March 29, 2011 (except as otherwise indicated) by:

  all persons known by us to have beneficially owned 5% or more of the Common Stock;

  each director of the Company;

  the named executive officers; and

  all directors and executive officers as a group.

The beneficial ownership of the stockholders listed below is based on publicly available information and from representations of such stockholders.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned (2)
	Number	Percentage (%)

OJSC OJK-3 (3)	44,626,939.00	33.7%
George C. McNamee (4)	858,044	*
Andrew Marsh (5)	628,729	*
Larry G. Garberding (6)	376,111	*
Gary K. Willis (7)	329,317	*
Maureen O. Helmer (8)	307,720	*
Gerald A. Anderson (9)	251,012	*
Gerard L. Conway, Jr. (10)	226,824	*
Adrian Corless (11)	162,396	*
Erik J. Hansen (12)	136,454	*
All executive officers and directors as a group (10 persons)	3,276,607	2.5%

* Represents less than 1% of the outstanding shares of Common Stock

1)     The address for OJSC OJK-3 is Ermolayevsky pereulok, 25, 123001, Moscow, Russia.  Unless otherwise indicated, all other addresses for Beneficial Owners is c/o Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110.

2)     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC and includes voting or investment power with respect to securities. Under Rule 13d-3 under the Securities Exchange Act of 1934, as amended, beneficial ownership includes any shares to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 29, 2011, through the exercise of any warrant, stock option or other right. The inclusion in this Proxy Statement of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options, warrants or other rights held by such person that are exercisable within 60 days of March 29, 2011 but excludes shares of Common Stock underlying options, warrants or other rights held by any other person. Percentage of beneficial ownership is based on 132,434,673 shares of Common Stock outstanding as of  March 29, 2011. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of Common Stock beneficially owned by the stockholder.

__________________

1 For purposes of this policy, a person's immediate family should include such person’s child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any other person (other than a tenant or employee) sharing the household of such person.

3)     Under an Investor Rights Agreement dated as of June 29, 2006, as amended, until June 29, 2011, OGK-3 is prohibited from taking certain actions to influence or obtain control of the Company, including but not limited to acquiring additional shares of common stock and making shareholder proposals or director nominations. In a Form 3 filed with the SEC on March 29, 2011, INTER RAO UES reported that it directly owns 81.9% of OGK-3. By virtue of its ownership interest in OGK-3, INTER RAO UES could be deemed to have the power to vote, or direct the voting of, and the power to dispose, or direct the disposition of, the shares of Common Stock held by OGK-3, and as such could be deemed the beneficial owner of such shares of Common Stock.

4)     Includes 353,325 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.81.

5)     Includes 401,667 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.57.

6)     Includes 218,325 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $4.85.

7)     Includes 181,570 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $2.86.

8)     Includes 166,325 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.00.

9)     Includes 73,667 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $3.01.

10)   Includes 112,788 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $4.48.

11)   Includes 58,667 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $2.80.

12)   Includes 51,667 shares of Common Stock issuable upon exercise of outstanding options at a weighted average exercise price of $0.86.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, as defined by Section 16, and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”), to file initial reports of ownership and reports of changes in ownership with the SEC. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

A Form 5 was filed late on February 16, 2010 for Gerard L. Conway, Jr. to account for a sale of shares initiated by the broker to pay for the brokerage annual fee.  Five Form 4s were filed late on February 19, 2010 for each of the Officers of the Company to account for the stock grants pursuant to the Plug Power 1999 Stock Option and Incentive Plan and the Executive Incentive Plan as amended July 30, 2008 and as approved by the Board of Directors on February 8, 2010.  A Form 3 was filed late on February 25, 2010 for Adrian Corless once he was established as a Section 16 Person.  Five Form 4s were filed late on July 20, 2010 for each of the Directors of the Company to account for quarterly stock compensation.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies personally, by telephone, by e-mail or by other form of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their reasonable expenses by the Company.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the 2012 Annual Meeting of Stockholders must be received by the Company on or before December 12, 2011 to be eligible for inclusion in the Company’s proxy statement and form of proxy to be distributed by the Board of Directors in connection with that meeting. Any such proposal should be mailed to: Corporate Secretary, Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110. Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy.

Any stockholder proposals (including recommendations of nominees for election to the Board of Directors) intended to be presented at the Company’s 2012 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Company not less than 90 days nor more than 120 days prior to Saturday, May 12, 2012, which dates are February 12, 2012 and January 13, 2012, respectively. If the date of the 2012 Annual Meeting is subsequently moved more than 30 days before or more than 60 days after May 12, 2012, such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2012 Annual Meeting or the 10th day following the day on which publish announcement of the date of the 2012 Annual Meeting is first made, as set forth in the Company’s By-laws. Stockholder proposals must include all supporting documentation required by the Company’s By-laws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORT

Electronic Delivery

The notice of Annual Meeting and Proxy Statement and 2010 Annual Report is available at www.proxyvote.com.  Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive these communications electronically at www.proxyvote.com.

Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of Plug Power stock, you may contact that broker or bank to find out whether this service is available to you. If your broker or bank uses Broadridge Investor Communications, you can sign up to receive electronic proxy materials at www.proxyvote.com.

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Stockholders who share a common address and who have not opted out of the householding process should receive a single copy of the Notice of Internet Availability of Proxy Materials for each account. If you received more than one copy of the Notice of Internet Availability of Proxy Materials, you may elect to household in the future; if you received a single copy of the Notice of Internet Availability of Proxy Materials, you may opt out of householding in the future.

In any event, you may obtain a copy of this Proxy Statement by writing to the Company at the following address: Plug Power Inc., 968 Albany Shaker Road, Albany, New York 12110.

ANNUAL REPORT ON FORM 10-K

The Company’s 2010 Annual Report was mailed to stockholders with this Proxy Statement. Upon request, the Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K, which has been filed with the SEC. Stockholders may receive a copy of the Form 10-K by:

(1)      Writing to Investor Relations at Plug Power Inc., 968 Albany Shaker Road, Latham, NY 12110;

(2)      Calling (518) 782-7700;

(3)      Accessing the Company’s website at www.plugpower.com; or

(4)      Accessing the SEC’s website at www.sec.gov.

APPENDIX A

SECOND CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

PLUG POWER INC.

Plug Power Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:

FIRST:            That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Second Certificate of Amendment of Amended and Restated Certificate of Incorporation (this “Second Amendment”) to combine each [     ] outstanding shares of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”), into one (1) share of Common Stock; and (ii) declaring this Second Amendment to be advisable, submitted to and considered by the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Company’s Amended and Restated Certificate of Incorporation, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation dated June 21, 2000 (collectively, the “Certificate of Incorporation”)  and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND:       That this Second Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

THIRD:          That the capital of the Corporation shall not be reduced under or by reason of this Second Amendment.

FOURTH:      That upon the effectiveness of this Second Amendment, the Certificate of Incorporation is hereby amended such that the following paragraph shall be added after the first paragraph of ARTICLE IV of the Certificate of Incorporation:

As of 5:00 p.m. (eastern time) on [           ,    ] (the “Effective Time), each [   ] shares of Common Stock issued and outstanding at such time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share.  No fractional shares of Common Stock shall be issued and, in lieu thereof, the Corporation's transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Effective Time at the then prevailing prices on the open market, on behalf of those stockholders who would otherwise be entitled to receive a fractional share. After the transfer agent's completion of such sale, such stockholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.  A stockholder who holds shares in certificated form will receive such net proceeds as soon as practicable after the Effective Time and after the stockholder has submitted a transmittal letter and surrendered his or her Old Certificates (as defined below), while a stockholder who holds shares in book-entry form will receive such net proceeds as soon as practicable without need for further action by the stockholder. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

IN WITNESS WHEREOF, the Corporation has caused this Second Certificate of Amendment of Amended and Restated Certificate of Incorporation to be executed by Andrew Marsh, its President and Chief Executive Officer, this [     ] day of [     ], 2011.

PLUG POWER INC.

By: _________________________________

Name:  Andrew Marsh

Title:    President and Chief Executive Officer

APPENDIX B

PLUG POWER INC.

2011 STOCK OPTION AND INCENTIVE PLAN

1.             GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Plug Power Inc. 2011 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of Plug Power Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non‑Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Agreement is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Deferred Stock Award” means an Award of phantom stock units to a grantee.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 20.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Capital Market or another national securities exchange, the “Fair Market Value” of the Stock shall be the closing price of the Stock on such exchange on such date.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle.  The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following: earnings before interest, taxes, depreciation and amortization, net income (loss) (either before or after interest, taxes, depreciation and/or amortization), changes in the market price of the Stock, economic value-added, sales or revenue, acquisitions or strategic transactions, achievement of project development milestones, operating income (loss), cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, assets, equity, or investment, total stockholder returns, return on sales, gross or net profit levels, productivity, expense, margins, operating efficiency, capital raising transactions, debt transactions, working capital, earnings (loss) per share of Stock, sales or market shares and number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Cycle” means a calendar year period over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Deferred Stock Award, Performance Share Award or Cash-Based Award.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified Performance Goals.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

2.             ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)           Administration of Plan.  The Plan shall be administered by the Administrator.

(b)           Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)            to select the individuals to whom Awards may from time to time be granted;

(ii)           to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Cash-Based Awards and Performance Share Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)          to determine the number of shares of Stock to be covered by any Award;

(iv)          to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)           to accelerate at any time the exercisability or vesting of all or any portion of any Award, including but not limited to termination of employment or a Sale Event;

(vi)          subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(viii)        at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)           Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options, to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)           Award Agreement.  Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)           Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)            Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

3.             STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)           Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be equal to the sum of (i) 10,000,000, plus (ii) the number of shares of Stock underlying any grants pursuant to this Plan or the Plug Power Inc. 1999 Stock Option and Incentive Plan that are forfeited, canceled, repurchased or are terminated (other than by exercise).  Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan.  In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,000,000 shares of Stock may be granted to any one individual grantee during any one calendar year period and no more than 10,000,000 shares of Stock shall be issued in the form of Incentive Stock Options.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)           Effect of Awards.  The grant of any full value Award (i.e., an Award other than an Option or a Stock Appreciation Right) shall be deemed, solely for purposes of determining the number of shares of Stock available for issuance under Section 3(a) and not for any purpose outside of the Plan, as an Award of 1.5 shares of Stock for each such share of Stock actually subject to the Award.  The grant of an Option or a Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3(a), as an Award for one share of Stock for each such share actually subject to the Award.

(c)           Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)           Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, in the case of and subject to the consummation of a Sale Event, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion, unless, in any case, the parties to the Sale Event agree that Awards will be assumed or continued by the successor entity.  Upon the effective time of the Sale Event,  the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).   In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.

(e)           Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

4.             ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

5.             STOCK OPTIONS

(a)           Grants of Stock Options.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary.  Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)           Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)           Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)           Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)           Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Agreement:

(i)            In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)           Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(iii)          By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)            Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

6.             STOCK APPRECIATION RIGHTS

(a)           Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)           Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(c)           Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

7.             RESTRICTED STOCK AWARDS

(a)           Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)           Rights as a Stockholder.  Upon execution of the Restricted Stock Award Agreement and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Agreement.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)           Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Agreement.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)           Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Notwithstanding the foregoing, in the event that any such Restricted Stock granted to employees shall have a performance-based goal, the restriction period with respect to such shares shall not be less than one year, and in the event any such Restricted Stock granted to employees shall have a time-based restriction, the total restriction period with respect to such shares shall not be less than three years; provided, however, that Restricted Stock with a time-based restriction may become vested incrementally over such three-year period.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.”  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

8.             DEFERRED STOCK AWARDS

(a)           Nature of Deferred Stock Awards.   The Administrator shall determine the restrictions and conditions applicable to each Deferred Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award Agreement.  The terms and conditions of each such Award Agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Notwithstanding the foregoing, in the event that any such Deferred Stock Award granted to employees shall have a performance-based goal, the restriction period with respect to such Award shall not be less than one year, and in the event any such Deferred Stock Award granted to employees shall have a time-based restriction, the total restriction period with respect to such Award shall not be less than three years; provided, however, that any Deferred Stock Award with a time-based restriction may become vested incrementally over such three-year period.  At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)           Election to Receive Deferred Stock Awards in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

(c)           Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of a Deferred Stock Award.

(d)           Termination.  Except as may otherwise be provided by the Administrator either in the Award Agreement or, subject to Section 17 below, in writing after the Award Agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

9.             UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

10.          CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

11.          PERFORMANCE SHARE AWARDS

(a)           Nature of Performance Share Awards.  The Administrator may, in its sole discretion, grant Performance Share Awards independent of, or in connection with, the granting of any other Award under the Plan.  The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the Performance Goals, the periods during which performance is to be measured, which may not be less than one year, and such other limitations and conditions as the Administrator shall determine.

(b)           Rights as a Stockholder.  A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee.  A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

(c)           Termination.  Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 17 below, in writing after the Award agreement is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

12.          PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)           Performance-Based Awards.  Any employee or other key person providing services to the Company and who is selected by the Administrator may be granted one or more Performance-Based Awards in the form of a Restricted Stock Award, Deferred Stock Award, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator.  The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (iii) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee.  Each Performance-Based Award shall comply with the provisions set forth below.

(b)           Grant of Performance-Based Awards.  With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award).  Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets.  The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

Payment of Performance-Based Awards.  Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle.  The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award, and, in doing so, may reduce or eliminate the amount of the Performance-Based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

(c)           Maximum Award Payable.  The maximum Performance-Based Award payable to any one Covered Employee under the Plan for any Performance Cycle is 2,500,000 Shares (subject to adjustment as provided in Section 3(c) hereof) or $1,850,000 in the case of a Performance-Based Award that is a Cash-Based Award.

13.          TRANSFERABILITY OF AWARDS

(a)           Transferability.  Except as provided in Section 13(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)           Administrator Action.  Notwithstanding Section 13(a), the Administrator, in its discretion, may provide either in the Award Agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Deferred Stock Awards) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.

(c)           Family Member.  For purposes of Section 13(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)           Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

14.          TAX WITHHOLDING

(a)           Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)           Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

15.          SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

16.          TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)           a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)           an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

17.          AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this Section 17 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d).

18.          STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

19.          GENERAL PROVISIONS

(a)           No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)           Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)           Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 19(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)           Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)           Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)            Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

20.          EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

21.          GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:			
1. Election of Directors Nominees	☐	☐	☐
01 Larry G. Garberding			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. The approval of the Company's Second Certificate of Amendment of Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company's common stock.	☐	☐	☐
3. The approval of the 2011 Stock Option and Incentive Plan.	☐	☐	☐
4. The approval of an advisory resolution regarding the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
5. The approval of an advisory proposal regarding the frequency at which the Company should include an advisory vote regarding the compensation of the Company's named executive officers in its proxy statement for stockholder consideration.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000100243_1 R1.0.0.11699

FOR SECURITY PURPOSES, PLEASE BRING A VALID PICTURE ID IF YOU PLAN TO ATTEND
THE MEETING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

Annual Meeting of the Stockholders of
PLUG POWER INC.
May 12, 2011 at 10:00 AM Eastern Time

The stockholder(s) hereby appoint(s) Gerard L. Conway, Jr. and Gerald A. Anderson or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PLUG POWER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 10:00 AM, EDT on May 12, 2011, at the Offices of Plug Power Inc., 968 Albany Shaker Road, Latham, New York 12110. and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEE NAMED IN ITEM 1, "FOR" THE APPROVAL OF THE COMPANY'S SECOND CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IN ITEM 2, "FOR" THE APPROVAL OF THE 2011 STOCK OPTION AND INCENTIVE PLAN IN ITEM 3, "FOR" THE APPROVAL OF AN ADVISORY RESOLUTION REGARDING EXECUTIVE OFFICER COMPENSATION IN ITEM 4, AND FOR "THREE YEARS" ON AN ADVISORY PROPOSAL REGARDING THE FREQUENCY AT WHICH AN ADVISORY COMPENSATION VOTE IS HELD IN ITEM 5.

Address change/comments:

______________________________________________________________________________________

______________________________________________________________________________________

_______________________________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side. PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.